       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2014.

                                                            FILE NOS. 333-185793
                                                                       811-07727
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER

                           THE SECURITIES ACT OF 1933



                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 3                        [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                                   Amendment No. 3                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A ALLEN PARKWAY,
                              HOUSTON, TEXAS 77019
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000


                               MANDA GHAFERI, ESQ.
                             AIG LIFE AND RETIREMENT
                            1999 AVENUE OF THE STARS
                       LOS ANGELES, CALIFORNIA 90067-6121
      (Name and Address of Agent for Service for Depositor and Registrant)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:




[ ] immediately upon filing pursuant to paragraph (b) of Rule 485





[X] on May 1, 2014 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in Variable Annuity Account Five of American General Life Insurance Company under variable annuity contracts.

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--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE

                              PART A -- PROSPECTUS

Incorporated by reference to the Prospectus as filed under Form N-4, Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 2 under the Investment Company Act of 1940, File Nos. 333-185793 and 811-07727, filed on August 28, 2013, Accession No. 0000950123-13-007293.

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Seasons Select II Variable
                                                Annuity (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Seasons Select II
                                                Variable Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE
       SEASONS SELECT II VARIABLE ANNUITY PROSPECTUS DATED AUGUST 28, 2013
--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUS HAS BEEN CHANGED TO MAY 1, 2014. ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO MAY 1, 2014.

AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL") IS AMENDING THE PROSPECTUS FOR THE PURPOSE OF ADDING THE FOLLOWING INFORMATION.

Effective January 1, 2014, SunAmerica Asset Management Corp was renamed SunAmerica Asset Management, LLC ("SAAMCo").

Effective February 28, 2014, SunAmerica Capital Services, Inc. ("SACS") changed its name to AIG Capital Services, Inc. All references to SunAmerica Capital Services, Inc. and SACS will be replaced with AIG Capital Services, Inc. in Prospectuses and Statement of Additional Information.

THE VARIABLE PORTFOLIO'S MANAGERS HAVE BEEN CHANGED AS FOLLOWS:

SELECT PORTFOLIOS          MULTI-MANAGED BY:
Diversified Fixed Income   Wellington Management Company, LLP, PineBridge
                           Investments LLC(1)

FOCUSED PORTFOLIOS         MULTI-MANAGED BY:
Focus Value                J.P. Morgan Investment Management Inc., Northern
                           Trust Investments, N.A.(2)

(1) EFFECTIVE ON OR ABOUT OCTOBER 1, 2013, SUNAMERICA ASSET MANAGEMENT, LLC IS NO LONGER A SUBADVISER FOR THE DIVERSIFIED FIXED INCOME PORTFOLIO.

(2) EFFECTIVE ON OR ABOUT NOVEMBER 1, 2013, THIRD AVENUE MANAGEMENT, LLC IS NO LONGER A SUBADVISER FOR THE FOCUS VALUE PORTFOLIO.

                    MARKETLOCK FEATURES EXTENSION PARAMETERS
                    ----------------------------------------

The information below is important to you if you purchased a contract between MAY 4, 2009 AND JANUARY 18, 2010 and you elected the MARKETLOCK INCOME PLUS OR MARKETLOCK FOR LIFE PLUS living benefit or if you purchased a contract between MAY 4, 2009 AND MAY 31, 2010 and you elected the MARKETLOCK FOR LIFE living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and the initial Income Credit Period (not applicable to MarketLock For Life) end after the fifth contract year. On or about your fifth contract anniversary, you have an opportunity to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, for an additional five years (the "Extension") depending on which MarketLock feature you elected at the time of purchase:

MARKETLOCK FEATURE              CONTRACT PURCHASE DATES
------------------------        ------------------------------
MarketLock Income Plus          May 4, 2009 - January 18, 2010
MarketLock For Life Plus        May 4, 2009 - January 18, 2010
MarketLock For Life             May 4, 2009 - May 31, 2010

If you purchased a contract prior to May 4, 2009 and you elected the MarketLock Income Plus living benefit, please refer to the supplement dated May 1, 2013 for the Extension parameters applicable to your contract.

In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits (not applicable to MarketLock For Life). Please note that if you do not elect the Extension on or about your fifth anniversary, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods, if applicable, in the future.

As a reminder, you also have the option to cancel your living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock Feature you elected at purchase, please see MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS, OR MARKETLOCK FOR LIFE SECTION UNDER OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

HOW DO I ELECT THE EXTENSION?

To elect the Extension, you must complete the Election Form we send you. If you elected the MarketLock Income Plus or MarketLock For Life Plus living benefit, both the Income Base Evaluation Period and the Income Credit Period may be extended for an additional 5 year period. If you elected the MarketLock For Life living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

WHAT IS THE FEE AND THE INVESTMENT REQUIREMENTS IF I ELECT THE MARKETLOCK INCOME PLUS EXTENSION?

If you elect MARKETLOCK INCOME PLUS EXTENSION, the fee for the living benefit will be increased by 0.10% as follows:

                        CURRENT ANNUALIZED FEE         ANNUALIZED FEE AFTER EXTENSION
   NUMBER OF       (CALCULATED AS A PERCENTAGE OF    (CALCULATED AS A PERCENTAGE OF THE
COVERED PERSONS            THE INCOME BASE)                      INCOME BASE)
---------------  ----------------------------------  ----------------------------------
     One                       1.10%                               1.20%
     Two                       1.35%                               1.45%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MARKETLOCK INCOME PLUS living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:

Option 1         At least 50% and up to 100% in one or more of the following:
                      SunAmerica Dynamic Allocation Portfolio
                      SunAmerica Dynamic Strategy Portfolio
                      Cash Management Portfolio

                 Up to 50% in one or more of the following Variable
                 Portfolios:
                      Managed Allocation Balanced
                      Managed Allocation Moderate
                      Managed Allocation Moderate Growth

Option 2         25% SunAmerica Dynamic Allocation Portfolio and
                 25% SunAmerica Dynamic Strategy Portfolio and

                 50% in one of the following:
                      Strategic Allocation Balanced
                      Strategic Allocation Moderate
                      Strategic Allocation Moderate Growth

WHAT IS THE FEE AND THE INVESTMENT REQUIREMENTS IF I ELECT THE MARKETLOCK FOR LIFE PLUS OR MARKETLOCK FOR LIFE EXTENSION?

If you elect MARKETLOCK FOR LIFE PLUS EXTENSION, the fee for the living benefit will be increased by 0.25% for One Covered Person and 0.20% for Two Covered Persons as follows:

                         CURRENT ANNUALIZED FEE        ANNUALIZED FEE AFTER EXTENSION
   NUMBER OF        (CALCULATED AS A PERCENTAGE OF   (CALCULATED AS A PERCENTAGE OF THE
COVERED PERSONS           THE INCOME BASE)                     INCOME BASE)
---------------  ----------------------------------  ----------------------------------
        One                       0.95%                           1.20%
        Two                       1.25%                           1.45%

If you elect MARKETLOCK FOR LIFE EXTENSION, the fee for the living benefit will be increased by 0.25% as follows:

                        CURRENT ANNUALIZED FEE          ANNUALIZED FEE AFTER EXTENSION
   NUMBER OF       (CALCULATED AS A PERCENTAGE OF    (CALCULATED AS A PERCENTAGE OF THE
COVERED PERSONS           THE INCOME BASE)                        INCOME BASE)
---------------  ----------------------------------  ----------------------------------
        One                       0.70%                           0.95%
        Two                       0.95%                           1.20%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MARKETLOCK FOR LIFE PLUS OR MARKETLOCK FOR LIFE living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:

Option 1          At least 50% and up to 100% in one or more of the following:
                           SunAmerica Dynamic Allocation Portfolio
                           SunAmerica Dynamic Strategy Portfolio
                           Cash Management Portfolio

                  Up to 50% in one or more of the following Variable Portfolios:
                           Managed Allocation Balanced
                           Managed Allocation Moderate
                           Managed Allocation Moderate Growth

Option 2          25% SunAmerica Dynamic Allocation Portfolio and
                  25% SunAmerica Dynamic Strategy Portfolio and

                  50% in one of the following:
                          Strategic Allocation Balanced
                          Strategic Allocation Moderate
                          Strategic Allocation Moderate Growth

Option 3          At least 50% and up to 100% in one or more of the following:
                          SunAmerica Dynamic Allocation Portfolio
                          SunAmerica Dynamic Strategy Portfolio
                          Cash Management Portfolio

                  Up to 50% in accordance with the requirements outline in the table below:

INVESTMENT GROUP      INVESTMENT REQUIREMENT   VARIABLE PORTFOLIOS AND/OR FIXED ACCOUNTS
-----------------   -------------------------  ------------------------------------------
A. Non Restricted            Minimum 0%        PREMIER PORTFOLIOS
                            Maximum 50%        Fidelity VIP Investment Grade Bond
                                               SEASONS STRATEGIES
                                               Balanced Growth Strategy
                                               Conservative Growth Strategy
                                               Growth Strategy
                                               Moderate Growth Strategy
                                               SELECT PORTFOLIOS
                                               Cash Management Portfolio
                                               Diversified Fixed Income Portfolio
                                               Real Return Portfolio
                                               MANAGED ALLOCATION PORTFOLIOS
                                               Allocation Balanced Portfolio
                                               Allocation Moderate Portfolio
                                               Allocation Moderate Growth Portfolio
                                               DCA FIXED ACCOUNTS (if available)
                                               6-Month DCA
                                               1-Year DCA
                                               2-Year DCA
                                               FIXED ACCOUNTS
                                               1-Year Fixed (if available)

continued on the next page

B. Equity Maximum            Minimum 0%        PREMIER PORTFOLIOS
                            Maximum 7.5%       American Funds Global Growth SAST
                                               American Funds Growth SAST
                                               American Funds Growth-Income SAST
                                               Fidelity VIP Contrafund(C)
                                               Fidelity VIP Equity-Income
                                               Fidelity VIP Mid Cap
                                               Fidelity VIP Overseas
                                               T. Rowe Price Blue Chip Growth II
                                               T. Rowe Price Equity Income II
                                               SELECT PORTFOLIOS
                                               Large Cap Growth Portfolio
                                               Large Cap Value Portfolio
                                               Mid Cap Growth Portfolio
                                               Mid Cap Value Portfolio
                                               Small Cap Portfolio
                                               International Equity Portfolio
                                               FOCUSED PORTFOLIOS
                                               Focus Growth Portfolio
                                               Focus Value Portfolio

THE FOLLOWING REPLACES THE UNDERLYING FUND EXPENSES IN THE FEE TABLE SECTION OF THE PROSPECTUS:


UNDERLYING FUND EXPENSES


TOTAL ANNUAL UNDERLYING FUND EXPENSES(13)                               MINIMUM  MAXIMUM
--------------------------------------------------------------------    -------  -------
(expenses that are deducted from Trusts assets, including management
fees, 12b-1 fees, if applicable, and other expenses)                     0.67%    1.43%

(13) The maximum expense is for an Underlying Fund of Seasons Series Trust, as of its fiscal year ended March 31, 2013. The minimum expense is for an Underlying Fund of Fidelity(R) Variable Insurance Products Trust, as of its fiscal year ended December 31, 2013.

THE FOLLOWING REPLACES THE MAXIMUM AND MINIMUM EXPENSE EXAMPLES IN THE
PROSPECTUS:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.80%, (including election of Seasons Rewards, the optional Maximum Anniversary Value Death Benefit and EstatePlus), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.43%).

(1)   If you surrender your contract at the end of the applicable time period:

     1 YEAR               3 YEARS              5 YEARS             10 YEARS
----------------     ----------------     ----------------     ----------------
$          1,364     $          2,097     $          2,937     $          4,717
================     ================     ================     ================


(2) If you do NOT surrender or annuitize your contract at the end of the applicable time period:

     1 YEAR               3 YEARS              5 YEARS             10 YEARS
----------------     ----------------     ----------------     ----------------
$            464     $          1,397     $          2,337     $          4,717
================     ================     ================     ================

MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.67%)

(1)   If you surrender your contract at the end of the applicable time period:

     1 YEAR               3 YEARS              5 YEARS             10 YEARS
----------------     ----------------     ----------------     ----------------
$            915     $          1,264     $          1,539     $          2,452
================     ================     ================     ================

(2) If you do NOT surrender or annuitize your contract at the end of the applicable time period:

     1 YEAR               3 YEARS              5 YEARS             10 YEARS
----------------     ----------------     ----------------     ----------------
$            215     $            664     $          1,139     $          2,452
================     ================     ================     ================

Dated:  May 1, 2014

                Please keep this Supplement with your Prospectus

                       STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT FIVE

                       SEASONS SELECT II VARIABLE ANNUITY



This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2014, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling (800) 445-7862 or by written request addressed to:


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 PO. BOX 15570
                           AMARILLO, TEXAS 79105-5570


    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2014.

                               TABLE OF CONTENTS


Separate Account and the Company...........................................    3

General Account............................................................    4

Master-Feeder Structure....................................................    5

Performance Data...........................................................    6

Annuity Income Payments....................................................   10

Annuity Unit Values........................................................   11

Taxes......................................................................   15

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................   26

Distribution of Contracts..................................................   27

Financial Statements.......................................................   27

SEPARATE ACCOUNT AND THE COMPANY
--------------------------------------------------------------------------------

American General Life Insurance Company ("AGL" or the "Company") is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company's, and American International Group has no legal obligation to back those commitments.

On December 31, 2012, SunAmerica Annuity and Life Assurance Company("SunAmerica Annuity"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company of Delaware ("AGLD"), SunAmerica Life Insurance Company ("SALIC") and Western National Life Insurance Company, ("WNL"), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company ("Merger"). Prior to this date, the Seasons Select II contracts were issued by SunAmerica Annuity in all states except New York.

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20,2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.

The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more Underlying Funds. The Company does not guarantee the investment performance of the Separate

Account, its Variable Portfolios, or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying
Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).


GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

MASTER-FEEDER STRUCTURE
--------------------------------------------------------------------------------

The following Underlying Funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").


Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management, LLC ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Underlying Fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

     - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder
       Fund advisory fees for as long as the Feeder Funds invest in a Master
       Fund); and

     - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------

                   Base Period Return = (EV - SV - CMF)/(SV)

For contracts with the Seasons Rewards Program:
-----------------------------------------------

                 Base Period Return = (EV - SV - CMF + E)/(SV)

    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days

        E = Premium Enhancement Rate, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER PORTFOLIOS

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
-----------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Variable Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.

The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.


ANNUITY INCOME PAYMENTS
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INITIAL MONTHLY ANNUITY INCOME PAYMENTS

     The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Annuity Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Annuity Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.


ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the Underlying Funds in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of
3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of
3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly annuity income payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.


Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES
                                      -----

GENERAL

Note: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.


The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.



TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS



If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:



    -  after attaining age 591/2;



    -  when paid to your beneficiary after you die;



    -  after you become disabled (as defined in the Code);



    - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 591/2, whichever is later;

    -  under an immediate annuity contract;



    - which are attributable to Purchase Payments made prior to August 14, 1982.



On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers).
An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS


Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under
Section 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or,
(2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).


Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities


Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2014 is the lesser of 100% of includible compensation or $17,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2014 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2014 may not exceed the lesser of $52,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.


The final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities


Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2014 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2014. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2014 of less than $96,000, your contribution may be fully deductible; if your income is between $96,000 and $116,000, your contribution may be partially deductible and if your income is $116,000 or more, your contribution may not be deductible. If you are single and your income in 2014 is less than $60,000, your contribution may be fully deductible; if your income is between $60,000 and $70,000, your contribution may be partially deductible and if your income is $70,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2014 is between $181,000 and $191,000, your contribution may be partially deductible.

(d) Roth IRAs


Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2014 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2014. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2014 is less than:
$181,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $114,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)


Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
             ------------------------------------------------------


The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2013, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

BancWest Investment Services, Inc.
Capital Investment Group, Inc
CCO Investment Services Corporation
Cetera Advisor Network LLC
Cetera Advisors LLC
Cetera Investment Services LLC
cfd Investments, Inc
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Fifth Third Securities, Inc.
FSC Securities Corp.
Infinex Investments, Inc.
ING Financial Partners, Inc.
Investacorp, Inc
Investment Professionals, Inc.
Janney Montgomery Scott LLC.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Stanley & Co., Incorporated
M&T Securities, Inc.
NEXT Financial Group, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Santander Securities LLC
Securities America, Inc.
Signator Investors/John Hancock Financial Network
Triad Advisors, Inc
UBS Financial Services Inc.
UnionBanc Investment Services
United Planners Financial Services of
 America BBVA Compass Investment Solutions, Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------


The contracts are offered on a continuous basis through AIG Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the independent registered public accounting firm for Variable Annuity Account Five, American General Life Insurance Company ("AGL") and American International Group, Inc.

     You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

     The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company for the year ended April 30, 2013 and the results of its operations and the changes in its net assets for each of the periods indicated



     - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2013, 2012 and 2011

The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.


AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


On February 18, 2014, American International Group, Inc. and the Company entered into an Amended and Restated Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.


The following financial statements are incorporated by reference in this Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013


     The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:


     - Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                    Page
                                                                                                  Numbers
                                                                                                 ---------
Report of Independent Registered Public Accounting Firm                                                 1

Consolidated Balance Sheets  -  December 31, 2013 and 2012                                         2 to 3

Consolidated Statements of Income - Years Ended December 31, 2013, 2012 and 2011                        4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2013, 2012 and 2011          5

Consolidated Statements of Equity - Years Ended December 31, 2013, 2012 and 2011                        6

Consolidated Statements of Cash Flows  - Years Ended December 31, 2013, 2012 and 2011              7 to 8

Notes to Consolidated Financial Statements                                                        9 to 78

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 30, 2014

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                       --------------------------------
                                                                           2013              2012
                                                                       ------------   -----------------
                                                                                      (as adjusted, see
                                                                                        Notes 1 and 2)
                                                                              (in millions)
ASSETS
Investments:
Fixed maturity securities:
   Bonds available for sale, at fair value
      (amortized cost: 2013 - $94,201; 2012 - $92,439)                 $     98,148     $   104,320
   Other bond securities, at fair value                                       2,452           1,327
Equity securities:
   Common and preferred stock available for sale, at fair value
      (cost: 2013 - $23; 2012 - $54)                                             29              83
   Other common and preferred stock, at fair value                              538             562
Mortgage and other loans receivable
      (net of allowance: 2013 - $138; 2012 - $155)                            8,531           8,245
Policy loans                                                                  1,545           1,587
Other invested assets
      (portion measured at fair value: 2013 - $3,223; 2012 - $2,310)          7,512           7,269
Aircraft
      (net of accumulated depreciation and impairment
      of: 2013 - $1,034; 2012 - $1,158)                                         762             984
Short-term investments
      (portion measured at fair value: 2013 - $2,735; 2012 - $3,193)          3,964           4,783
                                                                       ------------     ------------
Total investments                                                           123,481         129,160
Cash                                                                            362             325
Investment in AIG
      (cost: 2013 - $9; 2012 - $10)                                               5               4
Accrued investment income                                                     1,074           1,117
Amounts due from related parties                                                138             239
Premiums and other receivables, net of allowance                                408             196
Reinsurance assets                                                            1,675           1,758
Derivative assets, at fair value                                                507             755
Deferred policy acquisition costs                                             5,444           4,497
Deferred sales inducements                                                      502             354
Current income taxes receivable                                                 748             663
Deferred income taxes                                                           328              --
Other assets
      (including restricted cash of  $35 in 2013 and $72 in 2012)               942             826
Separate account assets, at fair value                                       35,701          27,942
                                                                       ------------     -----------
TOTAL ASSETS                                                           $    171,315     $   167,836
                                                                       ============     ===========

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                December 31,
                                                                       -------------------------------
                                                                               2013         2012
                                                                       ------------   ----------------
                                                                                      (as adjusted,see
                                                                                       Notes 1 and 2)
                                                                       (in millions, except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits for life and accident and health
      insurance contracts                                              $     29,277     $     29,642
   Policyholder contract deposits                                            70,397           72,925
      (portion measured at fair value: 2013 - $367; 2012 - $1,116)
   Policy claims and benefits payable                                           615              738
   Other policyholders funds                                                  1,986            2,007
   Deferred income taxes                                                         --            1,931
   Notes payable - to affiliates, net                                           260              142
      (portion measured at fair value: 2013 - $211; 2012 - $0)
   Notes payable - to third parties, net                                        378              158
   Amounts due to related parties                                               298              135
   Securities lending payable                                                 2,514            1,466
   Derivative liabilities, at fair value                                        534              967
   Other liabilities                                                          3,627            3,636
   Separate account liabilities                                              35,701           27,942
                                                                       ------------     ------------
TOTAL LIABILITIES                                                           145,587          141,689
                                                                       ------------     ------------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized,
      issued and outstanding                                                      1                1
   Common stock, $10 par value, 600,000 shares authorized,
      issued and outstanding                                                      6                6
   Additional paid-in capital                                                23,163           25,363
   Accumulated deficit                                                        (337)          (5,283)
   Accumulated other comprehensive income                                     2,731            5,893
                                                                       ------------     ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                   25,564           25,980
                                                                       ------------     ------------
NONCONTROLLING INTERESTS                                                        164              167
                                                                       ------------     ------------
TOTAL EQUITY                                                                 25,728           26,147
                                                                       ------------     ------------
TOTAL LIABILITIES AND EQUITY                                           $    171,315     $    167,836
                                                                       ============     ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                           Years ended December 31,
                                                           -----------------------------------------------------
                                                                 2013          2012                 2011
                                                           ------------    ----------------    -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                            Notes 1 and 2)       Notes 1 and 2)
                                                                                 (in millions)
REVENUES:
   Premiums                                                $      1,782      $      1,616        $      1,615
   Policy fees                                                    1,924             1,963               1,882
   Net investment income                                          6,692             7,001               6,440
   Net realized capital gains (losses):
       Total other-than-temporary impairments on
          available for sale securities                             (74)             (127)               (434)
       Portion of other-than-temporary impairments on
          available for sale fixed maturity securities
          recognized in accumulated other
          comprehensive income                                       (1)             (170)                (32)
                                                           ------------      ------------        ------------
       Net other-than-temporary impairments on
          available for sale securities recognized in
          net income                                                (75)             (297)               (466)
       Other realized capital gains                               1,934               842                 248
                                                           ------------      ------------        ------------
          Total net realized capital gains (losses)               1,859               545                (218)
   Other income:
       Commissions                                                  838               540                 507
       Investment advisory fees                                     373               316                 297
       Aircraft leasing revenue                                     210               192                 197
       Other                                                      1,458               633                 452
                                                           ------------      ------------        ------------
TOTAL REVENUES                                                   15,136            12,806              11,172
                                                           ------------      ------------        ------------
BENEFITS AND EXPENSES:
   Policyholder benefits                                          4,864             4,247               3,875
   Interest credited to policyholder account balances             2,277             2,934               2,780
   Amortization of deferred policy acquisition costs                535               665                 982
   General and administrative expenses, net of deferrals          1,455             1,400               1,320
   Commissions, net of deferrals                                    345               321                 245
   Other  expenses                                                1,166               839                 721
                                                           ------------      ------------        ------------
TOTAL BENEFITS AND EXPENSES                                      10,642            10,406               9,923
                                                           ------------      ------------        ------------
INCOME BEFORE INCOME TAX BENEFIT                                  4,494             2,400               1,249
INCOME TAX EXPENSE (BENEFIT):
   Current                                                           95               (21)               (345)
   Deferred                                                        (543)             (601)               (368)
                                                           ------------      ------------        ------------
TOTAL INCOME TAX BENEFIT                                           (448)             (622)               (713)
                                                           ------------      ------------        ------------
NET INCOME                                                        4,942             3,022               1,962
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO
   NONCONTROLLING INTERESTS                                           1                 7                 (35)
                                                           ------------      ------------        ------------
NET INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE
   INSURANCE COMPANY                                       $      4,941      $      3,015        $      1,997
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                         Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013               2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                  Note 1)               Note 1)
                                                                               (in millions)
NET INCOME                                                 $      4,942      $      3,022        $      1,962
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
   Net unrealized appreciation (depreciation) of
      fixed maturity investments on which
      other-than-temporary credit impairments
      were taken                                                    242               907                 214
   Net unrealized losses on all other invested
      assets arising during the current period                   (5,265)            2,128               1,983
   Adjustment to deferred policy acquisition costs,
      value of business acquired and deferred sales
      inducements                                                   542              (459)               (251)
   Insurance loss recognition                                     1,325              (217)               (959)
   Foreign currency translation adjustments                          (6)               (2)                  2
                                                           ------------      ------------        ------------
OTHER COMPREHENSIVE INCOME (LOSS)                                (3,162)            2,357                 989
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME                                              1,780             5,379               2,951
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
     NONCONTROLLING INTERESTS                                         1                 7                 (35)
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL
   LIFE INSURANCE COMPANY                                  $      1,779      $      5,372        $      2,986
                                                           ============      ============        ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY

                                                                        Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013              2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                Note 1)              Note 1)
                                                                             (in millions)
PREFERRED STOCK:
   Balance at beginning and end of year                    $          1      $          1        $          1
COMMON STOCK:
   Balance at beginning and end of year                               6                 6                   6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  25,363            27,245              29,021
     Capital contributions from Parent (see Note 12)                368                --                  16
     Return of capital                                           (2,553)           (1,882)             (1,792)
     Other                                                          (15)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                        23,163            25,363              27,245
                                                           ------------      ------------        ------------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                  (5,283)           (8,296)            (10,295)
     Net income attributable to AGL                               4,941             3,015               1,997
     Other                                                            5                (2)                  2
                                                           ------------      ------------        ------------
   Balance at end of year                                          (337)           (5,283)             (8,296)
                                                           ------------      ------------        ------------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                   5,893             3,536               2,547
     Other comprehensive income (loss)                           (3,162)            2,357                 989
                                                           ------------      ------------        ------------
   Balance at end of year                                         2,731             5,893               3,536
                                                           ------------      ------------        ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S
    EQUITY                                                       25,564            25,980              22,492
                                                           ------------      ------------        ------------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                     167               160                 195
     Net income (loss) attributable to noncontrolling
        interests                                                     1                 7                 (35)
     Other changes                                                   (4)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                           164               167                 160
                                                           ------------      ------------        ------------
TOTAL EQUITY                                               $     25,728      $     26,147        $     22,652
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                            Years ended December 31,
                                                           -----------------------------------------------------
                                                               2013              2012               2011
                                                           ------------    -----------------   -----------------
                                                                          (as adjusted, see    (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                                    (in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                 $      4,942      $      3,022        $      1,962
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:
Interest credited to policyholder account balances                2,277             2,934               2,780
Fees charged for policyholder contract deposits                  (1,104)           (1,137)             (1,191)
Amortization of deferred policy acquisition costs and
    value of business acquired                                      535               665                 982
Net realized capital (gains) losses                              (1,859)             (545)                218
Foreign exchange transaction (gains) losses                           5                --                  --
Equity in income of partnerships and other invested
    assets                                                         (124)             (314)               (201)
Depreciation and amortization                                        43                29                  37
Flight equipment depreciation                                       132               102                 110
Amortization (accretion) of net premium/discount on
investments                                                        (631)             (774)               (638)
Provision for deferred income taxes                                (543)             (601)               (406)
Unrealized (gains) losses in earnings - net                         153               102                  (4)
Capitalized interest                                               (531)              (36)               (138)
CHANGE IN:
    Other bond securities, at fair value                             --                --                   2
    Accrued investment income                                        43                20                 (83)
    Amounts due to/from related parties                             533              (125)                221
    Reinsurance assets                                               83                84                  64
    Deferral of deferred policy acquisition costs                  (790)             (604)               (679)
    Deferral of sales inducements                                   (23)               (5)                (10)
    Income taxes currently receivable/payable                        38              (499)               (330)
    Other assets                                                   (335)              (72)                 13
    Future policy benefits                                        1,548               922                 865
    Other policyholders' funds                                      (21)              (19)                (56)
    Other liabilities                                               225               264                  (8)
Other, net                                                         (173)              148                 (82)
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES              4,423             3,561               3,428
                                                           ------------      ------------        ------------
CASH FLOWS FROM INVESTING ACTIVITIES Purchase of:
    Fixed maturity securities                                   (30,112)          (18,902)            (28,181)
    Equity securities                                                --              (562)                (17)
    Mortgage and other loans                                     (1,681)             (961)             (1,224)
    Flight equipment                                                 (8)              (11)                (14)
    Acquired businesses, net                                         --               (48)                 --
    Other investments, excluding short-term investments          (2,614)           (4,215)             (1,469)
Sales of:
    Fixed maturity securities                                    22,482            15,386              10,505
    Equity securities                                                50                36                 133
    Mortgage and other loans                                         --               397                  --
    Flight equipment                                                 71                 7                 102
    Divested businesses, net                                         --                35                  --
    Other investments, excluding short-term investments             655             2,167               2,066
Redemptions and maturities of:
    Fixed maturity securities                                     9,093             6,043               7,677
    Mortgage and other loans                                      1,152               875                 572
    Other investments, excluding short-term investments             437               598                 274
Purchases of property, equipment and software                       (52)              (22)                (24)
Sales of property, equipment and software                             1                 1                  --
Change in restricted cash                                            37                23                   4
Change in short-term investments                                    819            (1,583)              8,883
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY (USED IN) INVESTING
                ACTIVITIES                                 $        330      $       (736)       $       (713)
                                                           ------------      ------------        ------------

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                              Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013                2012               2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                              (in millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                              $      7,334      $      5,011        $      8,243
Policyholder account withdrawals                                 (9,018)           (7,402)             (8,521)
Net exchanges to/(from) separate accounts                        (1,291)             (756)               (361)
Proceeds from repurchase agreements                                  --               857                  --
Repayment of notes payable                                         (259)             (202)               (159)
Issuance of notes payable                                           230                --                  --
Federal Home Loan Bank borrowings                                   (28)               60                  --
Security deposits on flight equipment                               (58)              (12)                (11)
Change in securities lending payable                              1,048             1,466                  --
Cash overdrafts                                                    (142)               67                  28
Return of capital, net of cash contributions                     (2,532)           (1,882)             (1,792)
                                                           ------------      ------------        ------------
           NET CASH USED IN FINANCING ACTIVITIES                 (4,716)           (2,793)             (2,573)
                                                           ------------      ------------        ------------
INCREASE IN CASH                                                     37                32                 142
CASH AT BEGINNING OF PERIOD                                         325               293                 151
                                                           ------------      ------------        ------------
CASH AT END OF PERIOD                                      $        362      $        325        $        293
                                                           ============      ============        ============
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                          $        161      $        132        $        201
Interest paid                                                        32                25                  --
Non-cash activity:
Sales inducements credited to policyholder contract
   deposits                                                          39                66                 110
Other various non-cash contributions                                348                --                  15

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider of annuities. Primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, fixed and variable annuities, index deferred annuities, fixed payment annuities, private placement variable annuities, structured settlement, immediate annuities, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts ("GICs"), stable value wrap products and group benefits. The Company distributes its products through independent marketing organizations, independent and career insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. The Company, through its subsidiaries AIG Enterprise Services LLC ("AIGES") and SunAmerica Asset Management LLC ("SAAMCo") provides support services to certain affiliated insurance companies.

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. ("AIGCS"), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. ("SFS"), represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the Company's variable annuity and variable universal life products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective January 1, 2013, Integra Business Processing Solutions, Inc. and Integra Holdings, Inc. ("Integra") was transferred to AIG Global Services ("AIGGS"). This transfer was a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements exclude the financial position, operating results and cash flows of Integra for all periods presented.

On December 31, 2012, the Company merged with several other insurance companies within AIG's Life and Retirement segment, with AGL being the surviving company. The merged companies, American General Life Insurance Company of Delaware ("AGLD"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), Western National Life Insurance Company ("WNL"), SunAmerica Annuity and Life Assurance Company ("SAAL") and SunAmerica Life Insurance Company ("SALIC") were also indirect, wholly owned subsidiaries of AIG. Also on December 31, 2012, the ownership of The Variable Annuity Life Insurance Company ("VALIC") was transferred from AGL to AGC Life. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLD, AGAC, AGLA, WNL, SAAL and SALIC and exclude VALIC for all periods presented.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On November 30, 2012, AIG, as the ultimate parent, executed a stock purchase agreement with a third party and sold all of the common stock of American General Property Insurance Company ("AGPIC"), a subsidiary of AGLA, and American General Indemnity Company ("AGIC"), a subsidiary of AGAC, for approximately $35 million cash. The operating results of AGPIC and AGIC are included in the consolidated statements of income through the date of the sale.

On November 30, 2012, AIG Advisor Group Inc., an indirect, wholly owned subsidiary of SALIC, acquired Woodbury Financial Services from the Hartford Financial Services Group Inc. Woodbury Financial Services is a leading independent broker-dealer. The purchase price was approximately $48 million.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company is the primary beneficiary. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that management believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

      o income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets;

      o valuation of future policy benefit liabilities and timing and extent of loss recognition;

      o valuation of liabilities for guaranteed benefit features of variable annuity products;

      o recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

      o estimated gross profits ("EGPs") to value deferred acquisition costs for investment-oriented products;

      o impairment charges, including other-than-temporary impairments on available for sale securities; and

      o     fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2013, the Company recorded out of period adjustments to correct errors related to prior periods which resulted in a $63 million decrease to pre-tax income and a $167 million increase to net income and comprehensive income. The most significant pre-tax item related to realized capital losses on embedded derivatives in two GIC contracts which had not previously been evaluated. Realized capital losses of $66 million were recorded to correct this error. The most significant net income item related to 2008 deferred intercompany losses from the sale of bonds and the tax treatment of the losses as they were partially recognized in subsequent years. A $206 million tax benefit was recorded to correct this error by reducing the deferred tax valuation allowance and deferred tax expense. The Company has evaluated the errors on prior years and their correction in 2013, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued financial statements or to the accompanying 2013 financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Revision of Prior Period Financial Statements

The financial statements as of and for the year ended December 31, 2012 and 2011 were revised to correctly classify current income taxes receivable, deferred taxes payable and current and deferred income tax expense/benefit.

After evaluating the quantitative and qualitative aspects of these items, the classification errors were not considered to be material, individually or in aggregate to the previously issued 2012 and 2011 financial statements.

The following tables reflect the corrections and their effects on line items in the financial statements for 2012 and 2011 as follows:

As of and for the year ended December 31, 2012:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                         (in millions)
Consolidated Balance Sheet
--------------------------
   Current income taxes receivable                      $          438   $         225   $         663
   Total assets                                                167,611             225         167,836
   Deferred income taxes                                         1,706             225           1,931
   Total liabilities                                           141,464             225         141,689
   Total liabilities and equity                                167,611             225         167,836

Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                                       29             (50)            (21)
      Deferred                                                    (651)             50            (601)

Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (651)             50            (601)
   Change in income taxes currently receivable\payable            (449)            (50)           (499)

As of and for the year ended December 31, 2011:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                          (in millions)
Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                           $         (170)  $        (175)  $        (345)
      Deferred                                                    (543)            175            (368)


Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (581)            175            (406)
   Change in income taxes currently receivable\payable            (155)           (175)           (330)

Total assets, total liabilities, and total liabilities and equity shown in the previously reported column for 2012 do not reflect amounts reported in the issued 2012 audit report due to the transfer of Integra discussed in Note 1.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of the Company's fixed maturity securities met the criteria for held to maturity classification at December 31, 2013 or 2012.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of DAC, deferred sales inducements and deferred taxes in Total American General Life Insurance shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at the Company's election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by specific identification.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Purchased Credit Impaired Securities

The Company purchases certain RMBS securities that have experienced deterioration in credit quality since their issuance. The Company determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at the date of acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on the Company's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

Other Bonds and Other Common and Preferred Stock

Securities for which the Company has elected the fair value option are carried at fair value and reported in other bonds or other common and preferred stocks in the consolidated balance sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on assets designated under the fair value option.

Evaluating Investments for Other-than-temporary Impairments

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized investment losses. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. The estimated recovery value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

      o     Current delinquency rates;

      o     Expected default rates and the timing of such defaults;

      o     Loss severity and the timing of any recovery; and

      o     Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. The Company may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

      o The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

      o A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

      o The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale. The Company does not currently hold any loans classified as held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less credit allowances and deferred fees or expenses and plus or minus adjustments for the accretion of discounts or amortization of premiums. Interest income on such loans is accrued as earned. Interest income, accretion of discounts, amortization of premiums and prepayment fees are reported in net investment income in the consolidated statements of income.

Direct costs of originating commercial mortgages and other loans receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration.

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Other Invested Assets

The Company accounts for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or AIG has elected the fair value option. Under the equity method of accounting, the carrying value generally is the Company's share of the net asset value of the funds or the partnerships, and changes in the Company's share of the net asset values are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which AIG has elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments in these other invested assets are evaluated for impairment in a manner similar to the evaluation of equity securities. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

The Company is a member of the Federal Home Loan Bank ("FHLB") of Dallas and such membership requires members to own stock in the FHLB. The Company's FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Other invested assets also include mutual funds, which consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts, and are carried at market value.

Aircraft

Aircraft owned by Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust") are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value. See Notes 6 and 14 for additional information.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives and other financial instruments in conjunction with financial risk management programs and investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally forwards, swaps and options) are used to economically mitigate risk associated with foreign currency-denominated transactions. Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. In addition to economic hedging activities, we also enter into derivative instruments with respect to investment operations, which include, among other things, credit default swaps and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Interest rate, foreign currency and equity swaps, swaptions, options and futures contracts are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the consolidated balance sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the consolidated balance sheets in derivative assets, at fair value and derivative liabilities, at fair value. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The fair value of the bifurcated embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Policyholder Contract Deposits below and Note 8 herein for additional information on embedded policy derivatives.

The Company believes its hedging instruments have been and remain economically effective, but for the most part have not been designated as hedges for hedge accounting. Certain of the hedging instruments associated with GIC liabilities have been designated as fair value hedges. In the consolidated statements of income, changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Changes in the fair value of derivatives designated as fair value hedges of GIC liabilities are reported in policyholder benefits, along with the changes in the GIC liabilities being hedged.

See Note 3 for discussion of fair value measurements and Note 5 for discussion of derivatives.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

DAC represents those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts

Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. The Company assesses the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Long-duration insurance contracts

Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. Loss recognition exists when there is a shortfall between the carrying amounts of future policy benefit liabilities, net of DAC, and the amount the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When loss recognition exists, the Company first reduces any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, records additional liabilities through a charge to policyholder benefits and claims incurred. Groupings for loss recognition testing are consistent with the manner of acquiring and servicing the business and applied by product groupings. The Company performs separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts

Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows the Company to maintain its long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition

DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-Oriented Products

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, the Company does not change the accounting and amortization of existing DAC and related reserves. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

Value of Business Acquired (VOBA)

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to EGPs and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

DEFERRED SALES INDUCEMENTS

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the consolidated statements of income.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

RESTRICTED CASH

Castle 1 Trust and Castle 2 Trust maintain various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash, which is reported in other assets on the consolidated balance sheets, primarily consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds. Restricted cash also includes cash which is segregated under provisions of the Securities Exchange Act of 1934 and represents estimated breakpoint refund reserves.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Variable contracts are reported within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets of each account are legally segregated and are not subject to claims that arise from any of the Company's other businesses. The assets supporting the variable portion of variable annuities and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities in the consolidated balance sheets. Amounts assessed against the contract holders for mortality, administrative and other services are included in policy fees in the consolidated statements of income. Net investment income, net realized capital gains (losses), changes in fair value of assets, and policyholder contract deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life, fixed and variable annuities, equity-indexed annuities, single premium immediate annuities, structured settlements, terminal funding annuities, and GICs. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, accident and health and credit insurance policies. These contracts provide insurance protection for a fixed period of short-duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Periodically, the Company evaluates estimates used in establishing liabilities for future policy benefits for life and accident and health insurance contracts, which include liabilities for certain payout annuities. The Company also evaluates estimates used in amortizing DAC, VOBA and sales inducement assets for these products. The Company evaluates these estimates against actual experience and adjusts them based on management judgment regarding mortality, morbidity, persistency, maintenance expenses, and investment returns.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As the Company experiences changes over time, it updates the assumptions to reflect these observed changes. Because of the long term nature of many of its liabilities subject to the "lock-in" principle, small changes in certain assumptions may cause large changes in the degree of reserve adequacy. In particular, changes in estimates of future invested asset returns have a large effect on the degree of reserve deficiency. If observed changes in actual experience or estimates result in projected future losses under loss recognition testing, the Company adjusts DAC through amortization expense, and may record additional liabilities through a charge to policyholder benefit expense. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not embedded derivatives, primarily guaranteed minimum death benefits ("GMDB") and to a lesser extent, guaranteed minimum income benefits ("GMIB"). The liabilities for GMDB and GMIB represent the expected value of the guaranteed benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. Management regularly evaluates estimates used and adjusts the GMDB and GMIB liabilities included within future policy benefits, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional information on GMDB and GMIB.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value, (ii) annuities issued in a structured settlement arrangement with no life contingency and (iii) certain contracts the Company has elected to account for at fair value.

Guaranteed benefit and equity-indexed features accounted for as embedded policy derivatives are bifurcated from the host contracts and accounted for separately at fair value, with changes in fair value recognized in net realized investment gains (losses) in the consolidated statements of income. These include guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum account value ("GMAV") as well as equity-indexed annuities and equity-indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policy holder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 8 for additional information on guaranteed benefit features.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER POLICYHOLDER FUNDS

Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items, including liabilities for dividends arising out of participating business, reserves for experience-rated group products and unearned revenue reserves ("URR"). Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

Other policyholder funds include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. The amount of annual dividends to be paid is approved locally by the boards of directors of the insurance companies. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations. The portions of current and prior net income and of current unrealized appreciation of investments that can inure to the Company's benefit are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

NOTES PAYABLE

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, where applicable, except for certain notes payable - to affiliates, for which the company has elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the consolidated statements of income. See Note 3 for discussion of fair value measurement.

PREMIUM RECOGNITION

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in policyholder benefits in the consolidated statements of income.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

POLICY FEES

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

      o Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

      o Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

      o Realized and unrealized gains and losses from investments for which the fair value option has been elected.

      o Earnings from private equity funds and hedge fund investments accounted for under the equity method.

      o     Interest income on mortgage, policy and other loans.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

      o Sales of available for sale fixed maturity and equity securities, real estate, investments in private equity funds and hedge funds and other types of investments.

      o Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

      o Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

      o Exchange gains and losses resulting from foreign currency transactions.

OTHER INCOME

Other income primarily includes fees and commissions from securities brokerage advisory fee income from the broker dealer business, income from legal settlements and aircraft leasing revenue. Aircraft leasing revenue from flight equipment under operating leases is recognized over the life of the leases as rental payments become receivable under the provisions of the leases or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the leases. In certain cases, leases provide for additional payments contingent on usage. In those cases, rental revenue is recognized at the time such usage occurs, net of estimated future contractual aircraft maintenance reimbursements. Gains on sales of flight equipment are recognized when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

INCOME TAXES

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

See Note 13 for discussion of the valuation allowance for deferred tax assets.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Investment Company Guidance

In June 2013, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the criteria a company must meet to qualify as an investment company, clarifies the measurement guidance, and requires new disclosures for investment companies. An entity that is regulated by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") qualifies as an investment company. Entities that are not regulated under the 1940 Act must have certain fundamental characteristics and must consider other characteristics to determine whether they qualify as investment companies. An entity's purpose and design should be considered when making the assessment.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013. Earlier adoption is prohibited. An entity that no longer meets the requirements to be an investment company as a result of this standard should present the change in its status as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. An entity that is an investment company should apply the guidance prospectively as an adjustment to opening net assets as of the effective date. The adjustment to net assets represents both the difference between the fair value and the carrying amount of the entity's investments and any amount previously recognized in accumulated other comprehensive income. The Company plans to adopt the standard on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Unrecognized Tax Benefits

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward (the "Carryforwards"). When the Carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax assets.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013, but earlier adoption is permitted. Upon adoption, the standard should be applied prospectively to unrecognized tax benefits that existed at the effective date. Retrospective application is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations and cash flows.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued an accounting standard that revises the accounting and expands the disclosure requirements for investments in qualified affordable housing projects. The standard is effective for annual periods beginning after December 15, 2014, but early adoption is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2015 and does not expect adoption of the standard to have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2013:

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the FASB issued an accounting standard that allows a company, as a first step in an impairment review, to assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. The Company is not required to calculate the fair value of an indefinite-lived intangible asset and perform a quantitative impairment test unless it determines, based on the results of the qualitative assessment, that it is more likely than not the asset is impaired.

The standard became effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In January 2013, the FASB issued an accounting standard that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The standard applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in the FASB Accounting Standards Codification ("ASC") or subject to a master netting arrangement or similar agreement.

The standard became effective for fiscal years and interim periods beginning on or after January 1, 2013. The Company adopted the standard on its required effective date of January 1, 2013 and applied it retrospectively to all comparative periods presented. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the FASB issued an accounting standard which requires the Company to disclose the effect of reclassifying significant items out of accumulated other comprehensive income on the respective line items of net income or to provide a cross-reference to other disclosures required under GAAP.

The standard became effective for annual and interim reporting periods beginning after December 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

Inclusion of the Federal Funds Effective Swap Rate as a Benchmark Interest Rate for Hedge Accounting Purposes

In July 2013, the FASB issued an accounting standard that permits the Federal Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes in addition to U.S. Treasury rates and London Interbank Offered Rate ("LIBOR"). The standard also removes the prohibition on the use of differing benchmark rates when entering into similar hedging relationships.

The standard became effective on a prospective basis for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 to the extent the Federal Funds Effective Swap Rate is used as a U.S. benchmark interest rate for hedge accounting purposes. The Company adopted the standard on its effective date of July 17, 2013. The adoption of this standard had no material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

o Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

o Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

o Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

o The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable AIG credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the
                                       25

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      Company, as well as collateral posted by the Company with the counterparty at the balance sheet date. The Company calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

o Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark LIBOR curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, through periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded policy derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Expected cash flows are discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve is adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment reflects a market participant's view of the Company's claims-paying ability by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the observability of the inputs used:

                                                                                    Counterparty        Cash
At December 31, 2013                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    ------------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        374   $         --   $         --    $          --    $        374
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,575            754             --               --           2,329
    Non-U.S. governments                         --          2,347             --             --               --           2,347
    Corporate debt                               --         68,335            724             --               --          69,059
    RMBS                                         --          8,338          6,587             --               --          14,925
    CMBS                                         --          1,668          2,448             --               --           4,116
    CDO/ABS                                      --          1,593          3,405             --               --           4,998
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total bonds available for sale                   --         84,230         13,918             --               --          98,148
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other bond securities:
    U.S. government and government
      sponsored entities                         --            903             --             --               --             903
    RMBS                                         --            119            213             --               --             332
    CMBS                                         --             30            126             --               --             156
    CDO/ABS                                      --             30          1,031             --               --           1,061
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total other bond securities                      --          1,082          1,370             --               --           2,452
                                       ------------   ------------   ------------   ------------    -------------    ------------
Equity securities available for sale:
    Common stock                                  7             --             --             --               --               7
    Preferred stock                              --             22             --             --               --              22
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total equity securities available
 for sale                                         7             22             --             --               --              29
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other common and preferred stock                538             --             --             --               --             538
Other invested assets (c)                         1            917          2,305             --               --           3,223
Short-term investments (d)                      215          2,520             --             --               --           2,735
Investment in AIG                                 5             --             --             --               --               5
Derivative assets:
     Interest rate contracts                      9            768             19             --               --             796
     Equity contracts                           107             33             47             --               --             187
     Other contracts                             --             --             10             --               --              10
     Counterparty netting and
      cash collateral                            --             --             --           (108)            (378)           (486)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative assets                         116            801             76           (108)            (378)            507
                                       ------------   ------------   ------------   ------------    -------------    ------------
Separate account assets                      34,018          1,683             --             --               --          35,701
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $     34,900   $     91,255   $     17,669   $       (108)   $        (378)   $    143,338
                                       ============   ============   ============   ============    =============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $        120   $        247   $         --    $          --    $        367
Notes payable to affiliates, net                 --             --            211             --               --             211
Derivative liabilities:
     Interest rate contracts                     --            652             13             --               --             665
     Counterparty netting and
      cash collateral                            --             --             --           (108)             (23)           (131)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative liabilities                     --            652             13           (108)             (23)            534
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $         --   $        772   $        471   $       (108)   $         (23)   $      1,112
                                       ============   ============   ============   ============    =============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                    Counterparty        Cash
At December 31, 2012                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    -----------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        515   $         --   $         --    $         --    $        515
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,621            633             --              --           2,254
    Non-U.S. governments                         --          2,552             --             --              --           2,552
    Corporate debt                               --         74,688          1,058             --              --          75,746
    RMBS                                         --          9,972          4,957             --              --          14,929
    CMBS                                         --          1,720          2,205             --              --           3,925
    CDO/ABS                                      --          1,745          2,654             --              --           4,399
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total bonds available for sale                   --         92,813         11,507             --              --         104,320
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other bond securities:
    U.S. government and government
     sponsored entities                          48            858             --             --              --             906
    RMBS                                         --            117            127             --              --             244
    CMBS                                         --             15             41             --              --              56
    CDO/ABS                                      --              8            113             --              --             121
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total other bond securities                      48            998            281             --              --           1,327
                                       ------------   ------------   ------------   ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                 17             --              9             --              --              26
    Preferred stock                              --             31             26             --              --              57
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total equity securities available
 for sale                                        17             31             35             --              --              83
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other common and preferred stock                562             --             --             --              --             562
Other invested assets (c)                         1            404          1,905             --              --           2,310
Short-term investments (d)                       90          3,103             --             --              --           3,193
Investment in AIG                                 4             --             --             --              --               4
Derivative assets:
     Interest rate contracts                      1          1,283             --             --              --           1,284
     Foreign exchange contracts                  --             15             --             --              --              15
     Equity contracts                            64             32             21             --              --             117
     Other contracts                             --             --              2             --              --               2
     Counterparty netting and cash
       collateral                                --             --             --           (230)           (433)           (663)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative assets                          65          1,330             23           (230)           (433)            755
                                       ------------   ------------   ------------   ------------    ------------    ------------
Separate account assets                      26,642          1,300             --             --              --          27,942
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $     27,429   $     99,979   $     13,751   $       (230)   $       (433)   $    140,496
                                       ============   ============   ============   ============    ============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $         76   $      1,040   $         --    $         --    $      1,116
Derivative liabilities:
     Interest rate contracts                     --          1,144              2             --              --           1,146
     Foreign exchange contracts                  --             43             --             --              --              43
     Counterparty netting and cash
      collateral                                 --             --             --           (230)              8            (222)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative liabilities                     --          1,187              2           (230)              8             967
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $         --   $      1,263   $      1,042   $       (230)   $          8    $      2,083
                                       ============   ============   ============   ============    ============    ============

(a) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)   Represents cash collateral posted and received.
(c) Amounts presented for other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(d) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $1.2 billion and $1.6 billion at December 31, 2013 and 2012, respectively.
(e) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include embedded policy derivatives that are measured at estimated fair value on a recurring basis.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013 and 2012, Level 3 assets were 10.3 percent and 8.3 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.7 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. During 2013, the Company transferred $93 million of securities issued by the U.S. government and government-sponsored entities from Level 1 to Level 2. The Company had no significant transfers between Level 1 and Level 2 during 2012.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2013 and 2012 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the consolidated balance sheets at December 31, 2013 and 2012:


                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2013             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                        (in millions)
ASSETS:
Bonds available for sale:
    Obligations of
     states, municipalities
     and political
     subdivisions            $     633  $       11   $     (123)    $      280   $      --  $      (47)  $      754  $           --
    Corporate debt               1,058           2            2           (321)        266        (283)         724              --
    RMBS                         4,957         355          258            997          20          --        6,587              --
    CMBS                         2,205          89          (21)           125          50          --        2,448              --
    CDO/ABS                      2,654          86           32            365         569        (301)       3,405              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total bonds available
  for sale                      11,507         543          148          1,446         905        (631)      13,918              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other bond securities:
    RMBS                           127          10           --             76          --          --          213              14
    CMBS                            41          (1)          --             86          --          --          126               3
    CDO/ABS                        113          68           --            850          --          --        1,031              48
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total other bond
  securities                       281          77           --          1,012          --          --        1,370              65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Equity securities
  available for sale:
    Common stock                     9          --           --             (9)         --          --           --              --
    Preferred stock                 26          --            2            (28)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total equity securities
  available for sale                35          --            2            (37)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other invested assets            1,905         101           50            107         268        (126)       2,305              --
Derivative assets
    Interest rate contracts         --           4           --             --           8           7           19              --
    Equity contracts                21          33           --             (7)         --          --           47              --
    Other contracts                  2          39           --            (31)         --          --           10              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total derivative assets             23          76           --            (38)          8           7           76              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  13,751  $      797   $      200     $    2,490   $   1,181  $     (750)  $   17,669  $           65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
LIABILITIES:
Policyholder contract
    deposits                 $  (1,040) $      609   $       (1)    $      185   $      --  $       --   $     (247) $           --
Notes payable - to
  affiliates, net
Derivative liabilities, net         --         (12)           9           (208)         --          --         (211)            (12)
    Interest rate contracts         (2)          3           --              1          (8)         (7)         (13)             --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  (1,042) $      600   $        8     $      (22)  $      (8) $       (7)  $     (471) $          (12)
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2012             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                    (in millions)
ASSETS:
Bonds available for
    Obligations of states,
     municipalities and
     political subdivisions  $     482  $       40    $       (4)  $      153    $      41  $      (79)         633            --
    Corporate debt                 978         (10)           63          (42)         614        (545)       1,058            --
    RMBS                         5,939         174           944         (514)         297      (1,883)       4,957            --
    CMBS                         1,900          36           275           45           34         (85)       2,205            --
    CDO/ABS                      1,951         120            89          679          367        (552)       2,654            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total bonds available for
  sale                          11,250         360         1,367          321        1,353      (3,144)      11,507            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other bond securities:
    RMBS                           138          35            --          (44)          --          (2)         127            31
    CMBS                            --           3            --           38           --          --           41             4
    CDO/ABS                        966         237            --       (1,090)          --          --          113             1
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total other bond
  securities                     1,104         275            --       (1,096)          --          (2)         281            36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Equity securities available
  for sale:
    Common stock                    36          15           (24)         (23)           5          --            9            --
    Preferred stock                 60           9           (25)         (17)           1          (2)          26            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total equity securities
   available for sale               96          24           (49)         (40)           6          (2)          35            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other invested assets            2,398         (26)          113         (125)         416        (871)       1,905            --
Derivative assets
    Equity contracts                 9           2            --            5            5          --           21            --
    Other contracts                 --          --            --            2           --          --            2            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total derivative assets              9           2            --            7            5          --           23            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
        Total                $  14,857  $      635    $    1,431   $     (933)   $   1,780  $   (4,019)  $   13,751    $       36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
LIABILITIES:
Policyholder contract
  deposits                   $    (800) $     (181)   $      (72)  $       13    $      --  $       --   $   (1,040)   $      196
Derivative liabilities,
  net
    Interest rate
     contracts                     (10)          8            --           --           --          --           (2)           --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
       Total                 $    (810) $     (173)   $      (72)  $       13    $      --  $       --   $   (1,042)   $      196
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                             Net Realized
                                 Net Investment   Other     Capital Gains
At December 31, 2013               Income         Income     (Losses)        Total
------------------------------   -------------   --------   --------------   ------
                                 (in millions)              (in millions)
Bonds available for sale          $      491      $  --     $     52         $  543
Bond trading securities                   77         --           --             77
Other invested assets                    122         --          (21)           101
Derivative assets                         --         --           76             76
Policyholder contract deposits            --         --          617            617
Derivative liabilities                    --         --            3              3
Notes payable                             --        (12)          --            (12)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                     Net Realized
                                 Net Investment     Capital Gains
At December 31, 2012                 Income           (Losses)              Total
                                 --------------    ----------------    ----------------
                                                    (in millions)
Bonds available for sale         $          447    $            (87)   $            360
Bond trading securities                     275                  --                 275
Equity securities available
  for sale                                   --                  24                  24
Other invested assets                        28                 (54)                (26)
Derivative assets                            --                   2                   2
Policyholder contract deposits               --                (181)               (181)
Derivative liabilities                       --                   8                   8

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                                                Purchases,
                                                                                                                  Sales,
                                                                                                                 Issuances
                                                                                                                   and
                                                                                                                Settlements,
December 31, 2013                                Purchases          Sales         Issuances      Settlements        Net
----------------------------------------------  ------------    ------------    ------------    ------------    ------------
                                                                                 (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities and
     political subdivisions                     $        402    $       (122)   $         --    $         --    $        280
    Corporate debt                                       139              --              --            (460)           (321)
    RMBS                                               2,123            (167)             --            (959)            997
    CMBS                                                 495            (203)             --            (167)            125
    CDO/ABS                                            1,310            (121)             --            (824)            365
                                                ------------    ------------    ------------    ------------    ------------
Total bonds available for sale                         4,469            (613)             --          (2,410)          1,446
                                                ------------    ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                                 110              --              --             (34)             76
    CMBS                                                  98              (8)             --              (4)             86
    CDO/ABS                                              962              --              --            (112)            850
                                                ------------    ------------    ------------    ------------    ------------
Total other bond securities                            1,170              (8)             --            (150)          1,012
                                                ------------    ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                          --              --              --              (9)             (9)
    Preferred stock                                       --              --              --             (28)            (28)
                                                ------------    ------------    ------------    ------------    ------------
Total equity securities available for
 sale                                                     --              --              --             (37)            (37)
                                                ------------    ------------    ------------    ------------    ------------
Other invested assets                                    318              --                            (211)            107
Derivative assets
    Equity contracts                                      10              --              --             (17)             (7)
    Other contracts                                       --              --              --             (31)            (31)
                                                ------------    ------------    ------------    ------------    ------------
Total derivative assets                                   10              --              --             (48)            (38)
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $      5,967    $       (621)   $         --    $     (2,856)   $      2,490
                                                ------------    ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits                  $         --    $        (25)   $         --    $        210    $        185
Notes payable - to affiliates, net                                                      (208)                           (208)
Derivative liabilities, net
    Interest rate contracts                               --              --              --               1               1
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $         --    $        (25)   $       (208)   $        211    $        (22)
                                                ------------    ------------    ------------    ------------    ------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                             Purchases,
                                                                                                               Sales,
                                                                                                             Issuances
                                                                                                                and
                                                                                                            Settlements,
December 31, 2012                              Purchases        Sales        Issuances      Settlements          Net
------------------------------------------   ------------   ------------    ------------    ------------    ------------
                                                                               (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities
     and political subdivisions              $        372   $       (201)   $         --    $        (18)   $        153
    Corporate debt                                    225           (169)             --             (98)            (42)
    RMBS                                              628           (193)             --            (949)           (514)
    CMBS                                              277           (131)             --            (101)             45
    CDO/ABS                                         1,379             --              --            (700)            679
                                             ------------   ------------    ------------    ------------    ------------
Total bonds available for sale                      2,881           (694)             --          (1,866)            321
                                             ------------   ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                               --            (16)             --             (28)            (44)
    CMBS                                               57            (19)             --              --              38
    CDO/ABS                                         1,133           (981)             --          (1,242)         (1,090)
                                             ------------   ------------    ------------    ------------    ------------
Total other bond securities                         1,190         (1,016)             --          (1,270)         (1,096)
                                             ------------   ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                       --            (23)             --              --             (23)
    Preferred stock                                    60            (75)             --              (2)            (17)
                                             ------------   ------------    ------------    ------------    ------------
Total equity securities available for sale             60            (98)             --              (2)            (40)
                                             ------------   ------------    ------------    ------------    ------------
Other invested assets                                 296             --                            (421)           (125)
Derivative assets
    Equity contracts                                    5             --              --              --               5
    Other contracts                                     2             --              --              --               2
                                             ------------   ------------    ------------    ------------    ------------
Total derivative assets                                 7             --              --              --               7
                                             ------------   ------------    ------------    ------------    ------------
             Total                           $      4,434   $     (1,808)   $         --    $     (3,559)   $       (933)
                                             ------------   ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits               $         --   $        (22)   $         --    $         35    $         13
                                             ------------   ------------    ------------    ------------    ------------

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2013 and 2012 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Transfers of Level 3 Assets and Liabilities

The Company records transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the years ended December 31, 2013 and 2012, transfers into Level 3 assets included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds.

o The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

o Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity.

o Certain investments in hedge funds were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

o Certain private equity fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest.

During the years ended December 31, 2013 and 2012, transfers out of Level 3 assets primarily related to certain investments in municipal securities, private placement corporate debt, CMBS, CDO/ABS and investments in hedge funds.

o Transfers of certain investments in municipal securities, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

o Transfers of private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

o The removal or easing of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting, resulted in the transfer of certain hedge fund and private equity investments out of Level 3 assets.

The Company had no transfers of liabilities into or out of Level 3 during the years ended December 31, 2013 or 2012.

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from third-party valuation service providers and from internal valuation models. Because input information with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                 Fair Value at                                                                      Range
                                December 31, 2013    Valuation Technique        Unobservable Input (a)       (Weighted Average)(a)
                                -----------------    --------------------   -----------------------------  ------------------------
                                   (in millions)
ASSETS:

Corporate debt                     $       360       Discounted cash flow                       Yield (b)     3.48% - 9.44% (6.46%)
RMBS                                     6,170       Discounted cash flow    Constant prepayment rate (c)    0.00% - 11.10% (5.37%)
                                                                                        Loss severity (c)  44.40% - 80.07% (62.24%)
                                                                                Constant default rate (c)    4.26% - 12.00% (8.13%)
                                                                                                Yield (c)     2.89% - 7.55% (5.22%)
CMBS                                     2,396       Discounted cash flow                       Yield (b)    0.00% - 11.23% (5.39%)
LIABILITIES:

Policyholder contract deposits             247       Discounted cash flow   Equity implied volatility (b)            6.00% - 39.00%
                                                                                     Base lapse rates (b)            1.00% - 40.00%
                                                                                  Dynamic lapse rates (b)            0.20% - 60.00%
                                                                                      Mortality rates (b)            0.50% - 40.00%
                                                                                    Utilization rates (b)            0.50% - 25.00%

(a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c) Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, and CMBS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), loss severity, constant default rates ("CDR"), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity CDR, and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

Embedded policy derivatives within policyholder contract deposits relate to GMWB within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity-indexed annuities and GICs. GMWB represents the Company's largest exposure of these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. For GMWBs, other significant unobservable inputs include base and dynamic lapse rates, mortality rates, and utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient to measure fair value.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                     December 31, 2013        December 31, 2012
                                                            -----------------------------  ----------------------------
                                                              Fair Value                    Fair Value
                                                               Using Net                     Using Net
                                                              Asset Value                   Asset Value
                                                             Per Share (or      Unfunded   Per Share (or     Unfunded
                        Investment Category Includes        its equivalent)   Commitments  its equivalent)  Commitments
                     ------------------------------------   ---------------   -----------  ---------------  -----------
                                                                                  (in millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout  Debt and/or equity investments made      $   1,178             $185    $      1,038     $     229
                     as part of a transaction in which
                     assets of mature companies are
                     acquired from the current
                     shareholders, typically with the use
                     of financial leverage

   Real estate/      Investments in real estate                      93                9              71            13
   Infrastructure    properties and infrastructure
                     positions, including power plants
                     and other energy generating
                     facilities

   Venture capital   Early-stage, high-potential, growth             40                6              55             9
                     companies expected to generate a
                     return through an eventual
                     realization event, such as an
                     initial public offering or sale of
                     the company

   Distressed        Securities of companies that are                91               16              84            18
                     already in default, under bankruptcy
                     protection, or troubled

   Other             Includes multi-strategy and                      9               12              13             9
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total private
   equity funds                                                   1,411              228           1,261           278
                                                              ---------       ----------     -----------     ---------
Hedge funds:
   Event-driven      Securities of companies undergoing             500                2             339             2
                     material structural changes,
                     including mergers, acquisitions and
                     other reorganizations

   Long-short        Securities that the manager believes           713               11             409            --
                     are undervalued, with corresponding
                     short positions to hedge market risk

   Distressed        Securities of companies that are               405               11             261            --
                     already in default, under bankruptcy
                     protection or troubled

   Emerging markets  Investments in the financial markets            64               --              --            --
                     of developing countries

   Other             Includes multi-strategy and                     77               --              18            --
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total hedge funds                                                 1,759               24           1,027             2
                                                              ---------       ----------     -----------     ---------
Total                                                         $   3,170       $      252    $      2,288     $     280
                                                              =========       ==========    ============     =========

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2013, assuming average original expected lives of 10 years for the funds, 72 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 27 percent between three and seven years and 1 percent between seven and 10 years.

The hedge fund investments included above are generally redeemable monthly (6 percent), quarterly (40 percent), semi-annually (15 percent) and annually (39 percent), with redemption notices ranging from one day to 180 days. At December 31, 2013, however, investments representing approximately 63 percent of the total fair value of the hedge fund investments cannot be currently redeemed, either in whole or in part, because the investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2015. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value Option

Under the fair value option, the Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company elects the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Net unrealized gains (losses) on such securities included in net investment income on the consolidated statements of income were $(58) million, $206 million and $(24) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, beginning in the third quarter of 2012, the Company elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. Net unrealized gains (losses) on other invested assets included in net investment income on the consolidated statements of income were $194 million and $5 million for the years ended December 31, 2013 and 2012, respectively.

The Company elected fair value accounting for its economic interest in ML II. The Company recorded gains of $177 million and $30 million in the years ended December 31, 2012 and 2011, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

Ambrose 2013-2, Ambrose 2013-3, and Ambrose 2013-5, three VIEs which are consolidated by the Company, each elected the fair value option for a tranche of their structured securities, referred to herein as the Class X notes, which are included in notes payable. See Note 14 for additional information on these VIEs and the Class X notes. The fair value of the Class X notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows were discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads for U.S. CLOs include a spread premium to compensate for the complexity and perceived illiquidity of the Class X notes. The spread premium was derived on the respective issuance dates, with reference to the issuance spread on a tranche of structured securities issued by the respective entities that was purchased by an independent, non-affiliated third party.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                                  Outstanding
                                                   Principal
    December 31, 2013               Fair Value      Amount      Difference
--------------------------------    ----------    -----------   ----------
                                                  (in millions)
Notes payable to affiliates, net      $  211         $  580     $   (369)

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from an affiliate, AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company has maintained this election. The change in the fair value of these GIC liabilities was $(17) million, $(3) million and $78 million in the years ended December 31, 2013, 2012 and 2011, respectively, and was reported in policyholder benefits in the statements of income. The change in the value of the GIC liabilities was partially offset by a swap designated as a fair value hedge. See Note 14 for additional information on the GIC assumption and the related swap.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents assets measured at fair value on a non-recurring basis at the time of impairments and the related impairment charges recorded during the periods presented:

                                                                   Impairment
                        Assets at Fair Value Non-Recurring Basis     Charges
                        ----------------------------------------   ----------
 December 31, 2013      Level 1    Level 2    Level 3      Total
--------------------    -------    -------    -------     ------
                                    (in millions)
Other invested assets   $    --    $    --    $   435     $  435   $       19

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

Other Invested Assets

The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which cash flows are denominated.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Notes Payable

Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                                           Estimated Fair Value
                                        -------------------------------------------    Carrying
                                        Level 1    Level 2     Level 3      Total        Value
                                        -------    -------    --------    ---------    ----------
                                                             (in millions)
December 31, 2013
ASSETS
Mortgage and other loans receivable     $    --    $    75    $  9,008    $   9,083    $    8,531
Policy loans                                 --         --       1,545        1,545         1,545
Other invested assets                        --         22          --           22            22
Short-term investments                       --      1,229          --        1,229         1,229
Cash                                        362         --          --          362           362
LIABILITIES
Policyholder contract deposits (a)           --        185      59,505       59,690        55,476
Notes payable - affiliates, net (b)          --         --          46           46            49
Notes payable - to third parties, net                              377          377           378
December 31, 2012
ASSETS
Mortgage and other loans receivable     $    --    $   189    $  8,906    $   9,095    $    8,245
Policy loans                                 --         --       1,587        1,587         1,587
Other invested assets                        --         54          --           54            54
Short-term investments                       --      1,590          --        1,590         1,590
Cash                                        325         --          --          325           325
LIABILITIES
Policyholder contract deposits (a)           --        245      64,115       64,360        57,452
Notes payable - affiliates, net              --         --         133          133           142
Notes payable - to third parties, net        --         --         152          152           158

(a) Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)   Excludes notes for which the fair value option has been elected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The following table presents the amortized cost or cost and fair value of the Company's available for sale securities:

                                                                                               Other-Than-
                                              Amortized     Gross       Gross                   Temporary
                                               Cost or    Unrealized  Unrealized      Fair     Impairments
                                                Cost        Gains       Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   -----------
                                                                       (in millions)
December 31, 2013
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     343   $      46   $     (15)   $     374   $        --
    Obligations of states, municipalities
      and political subdivisions                  2,432          53        (156)       2,329             2
    Non-U.S. governments                          2,426          95        (174)       2,347            --
    Corporate debt                               66,412       4,459      (1,812)      69,059            44
    RMBS                                         13,975       1,223        (273)      14,925           657
    CMBS                                          3,760         419         (63)       4,116           235
    CDO/ABS                                       4,853         188         (43)       4,998            16
                                              ---------   ---------   ---------    ---------   -----------
Total bonds available for sale                   94,201       6,483      (2,536)      98,148           954
Equity securities available for sale:
    Common stock                                      5           2          --            7            --
    Preferred stock                                  18           4          --           22            --
                                              ---------   ---------   ---------    ---------   -----------
Total equity securities available for sale           23           6          --           29            --
Investment in AIG                                     9           2          (6)           5            --
                                              ---------   ---------   ---------    ---------   -----------
Total                                         $  94,233   $   6,491   $  (2,542)   $  98,182   $       954
                                              =========   =========   =========    =========   ===========

                                                                                               Other-Than-
                                              Amortized     Gross        Gross                  Temporary
                                              Cost or     Unrealized  Unrealized      Fair     Impairments
                                                 Cost        Gains      Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   ---------
                                                                    (in millions)
December 31, 2012
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     413   $     102   $      --    $     515    $     --
    Obligations of states, municipalities
      and political subdivisions                  2,015         245          (6)       2,254          --
    Non-U.S. governments                          2,243         317          (8)       2,552          --
    Corporate debt                               66,448       9,607        (309)      75,746          79
    RMBS                                         13,641       1,506        (218)      14,929         469
    CMBS                                          3,462         546         (83)       3,925         185
    CDO/ABS                                       4,217         256         (74)       4,399          43
                                              ---------   ---------   ---------    ---------    --------
Total bonds available for sale                   92,439      12,579        (698)     104,320         776
Equity securities available for sale:
    Common stock                                     12          14          --           26          --
    Preferred stock                                  42          15          --           57          --
                                              ---------   ---------   ---------    ---------   ---------
Total equity securities available for sale           54          29          --           83          --
Investment in AIG                                    10          --          (6)           4          --
                                              ---------   ---------   ---------    ---------    --------
Total                                         $  92,503   $  12,608   $    (704)   $ 104,407    $    776
                                              =========   =========   =========    =========    ========

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                       Less than 12 Months     12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                        Fair     Unrealized    Fair      Unrealized    Fair      Unrealized
December 31, 2013                      Value       Losses      Value      Losses       Value       Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    U.S. government and government
      sponsored entities             $      62   $      13   $       7   $       2   $      69   $      15
    Obligations of states,
      municipalities and political
       subdivisions                  $   1,553   $     136   $      97   $      20   $   1,650   $     156
    Non-U.S. governments                 1,049         104         312          70       1,361         174
    Corporate debt                      20,214       1,368       3,119         444      23,333       1,812
    RMBS                                 3,788         186         712          87       4,500         273
    CMBS                                   827          38         167          25         994          63
    CDO/ABS                              1,016          18         373          25       1,389          43
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale          28,509       1,863       4,787         673      33,296       2,536
Investment in AIG                           --          --           5           6           5           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total                                $  28,511   $   1,863   $   4,792   $     679   $  33,303   $   2,542
                                     =========   =========   =========   =========   =========   =========

                                      Less than 12 Months      12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                       Fair      Unrealized    Fair      Unrealized   Fair       Unrealized
December 31, 2012                     Value        Losses      Value       Losses     Value        Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    Obligations of states,
      municipalities and political
      subdivisions                   $     326   $       6   $       1   $      --   $     327   $       6
    Non-U.S. governments                   378           8           3          --         381           8
    Corporate debt                       4,111         131       2,048         178       6,159         309
    RMBS                                   142           2         959         216       1,101         218
    CMBS                                    86           2         278          81         364          83
    CDO/ABS                                882          22         716          52       1,598          74
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale           5,925         171       4,005         527       9,930         698
Investment in AIG                           --          --           4           6           4           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
 Total                               $   5,925   $     171   $   4,009   $     533   $   9,934   $     704
                                     =========   =========   =========   =========   =========   =========

As of December 31, 2013, the Company held 3,138 individual fixed maturity and equity securities that were in an unrealized loss position, of which 633 individual securities were in a continuous unrealized loss position for longer than 12 months.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2013 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2013:

                                                             Total Fixed Maturity Securities
                                                                     Available for Sale
                                                             -------------------------------
                                                               Amortized
                                                                 Cost           Fair Value
                                                             -------------     -------------
                                                                        (in millions)
Due in one year or less                                      $       1,791     $       1,850
Due after one year through five years                               11,037            11,979
Due after five years through ten years                              27,381            28,275
Due after ten years                                                 31,404            32,005
Mortgage-backed, asset-backed and collateralized securities         22,588            24,039
                                                             -------------     -------------
Total fixed maturity securities available for sale           $      94,201     $      98,148
                                                             =============     =============

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The Company's investments at December 31, 2013 and 2012 did not include any investments in a single issuer that exceeded 10 percent of the Company's consolidated shareholder's equity.

Other Bond Securities

See Note 3 for discussion of hybrid securities for which the Company has elected the fair value option.

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which was subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest was reported in bond trading securities with changes in fair value reported as a component of net investment income.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $157 million on March 1, 2012 and additional cash receipts of $972 million on March 15, 2012 from ML II that consisted of $563 million, $82 million, and $327 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $1.13 billion by the Company from ML II in 2012 was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash, short-term investments, fixed maturity and other securities.

                                                                     December 31,    December 31,
                                                                         2013           2012
                                                                     ------------    ------------
                                                                              (in millions)
Invested assets on deposit:
      Regulatory agencies                                             $   70            $    87
Invested assets pledged as collateral:
      Advance agreements - Federal Home Loan Bank of Dallas                8                 15
      Advance agreements - Federal Home Loan Bank of Cincinnati           --                 15
      Advance agreements - Federal Home Loan Bank of San Francisco        14                 25
      FHLB collateral                                                     45                283

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these financing transactions, the Company transfers securities to financial institutions and receives cash collateral. Collateral levels are monitored daily and are maintained at 102 percent of the fair value of the loaned securities during the life of the transactions. Generally, cash collateral received by the Company is invested in short-term investments. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements by the Company. Elements of the securities lending program are presented below as of December 31:

                                                       2013       2012
                                                     -------    -------
                                                        (in millions)
Securities on loan: (a)
   Amortized cost                                    $ 2,228    $ 1,234
   Estimated fair value                                2,425      1,420
Cash collateral on deposit from counterparties (b)     2,514      1,466
Reinvestment portfolio - estimated fair value          2,514      1,466

(a)   Included in bonds available for sale on the consolidated balance sheets.
(b) Included in short-term investments on the consolidated balance sheets. Liability to counterparties is reported in securities lending payable.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2013, the Company had direct U.S. commercial mortgage loan exposure of $7.3 billion. At that date, substantially all of the U.S. loans were current.

The U.S. commercial loan exposure by state and class of loan, at December 31, 2013, were as follows:

State       # of Loans    Amount*    Apartments   Offices   Retails    Industrials   Hotels    Others    % of Total
----------  ----------   ---------   ----------   -------   --------   -----------   ------   --------   ----------
                                                  ($ in millions)
California         125   $   1,546   $       17   $   425   $    190   $       361   $  195   $    358        18.9%
New York            60       1,144          311       589         62            28       44        110        14.0%
New
Jersey              42         705          376       140        161             2        9         17         8.6%
Florida             56         480           33        85        231            30       20         82         5.9%
Texas               35         431           27       128         54           104       78         41         5.3%
Other
states             318       3,861          596     1,167        928           314      425        428        47.3%
            ----------   ---------   ----------   -------   --------   -----------   ------   --------   ---------
  Total            636   $   8,167   $    1,360   $ 2,534   $  1,626   $       839   $  771   $  1,036       100.0%
            ==========   =========   ==========   =======   ========   ===========   ======   ========   =========

*     Excludes portfolio valuation allowance

The following table presents the credit quality indicators by class of loan for commercial mortgage loans:

                                                                    Class
                           Number of   ------------------------------------------------------------------               Percent of
December 31, 2013           Loans     Apartments  Offices     Retails   Industrials    Hotels     Others     Total        Total $
-------------------------  ---------  ---------   --------   --------   -----------   --------   --------   --------    -------
                                                                      ($ in Millions)
Credit Quality Indicator:
   In good standing             623   $   1,347   $  2,427   $  1,626   $      839    $    771   $    952   $  7,962        97.5%
   Restructured (a)              11          13         90         --           --          --         84        187         2.3%
   90 days or less
   delinquent                    --          --         --         --           --          --         --         --         0.0%
   >90 days  delinquent or
     in process
     of foreclosure               2          --         --         18           --          --         --         18         0.2%
                           --------   ---------   --------   --------   ----------    --------   --------   --------    --------
Total (b)                       636   $   1,360   $  2,517   $  1,644   $      839    $    771   $  1,036   $  8,167       100.0%
                           ========   =========   ========   ========   ==========    ========   ========   ========    ========
Valuation allowance                   $       2   $     61   $      6   $        1    $      3   $     33   $    106         1.3%
                                      ---------   --------   --------   ----------    --------   --------   --------    --------

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)   Does not reflect valuation allowances.

The Company holds mortgages with a carrying value of $71 million and $82 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2013 and 2012, respectively.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company's mortgage and other loan valuation allowance activity was as follows:

                                                2013        2012       2011
                                               -------    -------    -------
                                                       (in millions)
Allowance, beginning of year                   $   155    $   233    $   319
     Additions (reductions) to allowance for
       losses                                       57        (62)       (32)
     Charge-offs, net of recoveries                (74)       (16)       (54)
                                               -------    -------    -------
Allowance, end of year                         $   138    $   155    $   233
                                               =======    =======    =======

The Company's impaired mortgage loans were as follows:

                                                2013       2012        2011
                                               -------    -------    -------
                                                     (in millions)
Impaired loans with valuation allowances       $   137    $    75    $   108
Impaired loans without valuation allowances         --          7         69
                                               -------    -------    -------
     Totali mpairedloans                           137         82        177
Valuation allowances on impaired loans             (56)       (27)       (18)
                                               -------    -------    -------
     Impaired loans,net                        $    81    $    55    $   159
                                               =======    =======    =======

The Company recognized $7 million, $4 million and $10 million in interest income on the above impaired mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively.

Troubled Debt Restructurings ("TDR")

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $67 million and $11 million of commercial mortgage loans that had been modified in a TDR at December 31, 2013 and 2012, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2013, these commercial mortgage loans had related total allowances for credit losses of $11 million. At December 31, 2012 these commercial mortgage loans had no related total allowances for credit losses. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms.

As the result of a loan's TDR, the Company assesses the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER INVESTED ASSETS

The following table summarizes the carrying values of other invested assets:

                                2013      2012
                              --------   -------
                                (in millions)
Alternative investments (a)   $  7,047   $ 6,695
Investment real estate (b)         443       519
FHLB common stock                   22        54
Mutual funds                        --         1
                              --------   -------
Total                         $  7,512   $ 7,269
                              ========   ======

(a) Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships. (b) Net of accumulated depreciation of $181 million and $176 million in 2013 and 2012, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                   2013        2012         2011
                                 --------    ---------    ---------
                                         (in millions)
Investment income:
    Fixed maturity securities   $   5,275    $   5,792    $   5,404
    Equity securities                 (20)          67            2
    Mortgage and other loans          527          526          540
    Policy loans                       99          102          106
    Investment real estate             79           73           59
    Other invested assets             919          650          508
    Securities lending                  3            2           --
    Other investment income            52           12           12
                                ---------    ---------    ---------
Total investment income             6,934        7,224        6,631
Investment expenses                  (242)        (223)        (191)
                                ---------    ---------    ---------
Net investment income           $   6,692    $   7,001    $   6,440
                                =========    =========    =========

The carrying value of investments that produced no investment income during 2013 was $75 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) by type of investment were as follows for the years ended December 31:

                                                      2013         2012         2011
                                                   ---------    ---------    ---------
                                                              (in millions)
Sales of fixed maturity securities                 $   1,787    $   1,506    $     760
Sales of equity securities                                28           25           30
Mortgage and other loans                                 (57)          73           55
Investment real estate                                    73           12           15
Other invested assets                                      2          (21)        (144)
Derivatives                                              153         (671)        (336)
Other-than-temporary impairments                        (127)        (379)        (598)
                                                   ---------    ---------    ---------
Net realized capital gains (losses) before taxes   $   1,859    $     545    $    (218)
                                                   =========    =========    =========

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                    2013                 2012                   2011
                            -------------------   -------------------   --------------------
                             Gross      Gross      Gross       Gross       Gross     Gross
                            Realized   Realized   Realized   Realized    Realized   Realized
                             Gains      Losses     Gains      Losses       Gains     Losses
                            --------   --------   --------   --------    --------   --------
                                                      (in millions)
Fixed maturity securities   $  1,863   $     76   $  1,598   $     92   $     821   $     61
Equity securities                 28         --         31          6          37          7
                            --------   --------   --------   --------   ---------   --------
Total                       $  1,891   $     76   $  1,629   $     98   $     858   $     68
                            ========   ========   ========   ========   =========   ========

In 2013, 2012, and 2011, the aggregate fair value of available for sale fixed maturity and equity securities sold was $22.5 billion, $11.8 billion and $10.5 billion, which resulted in net realized capital gains of $1.8 billion, $1.5 billion and $790 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                                2013       2012       2011
                                                                             ---------- ---------- ----------
                                                                                        (in millions)
Balance, beginning of year                                                   $    2,126 $    2,775 $    2,762
Increases due to:
         Credit impairments on new securities subject to impairment losses           15         96        177
         Additional credit impairments on previously impaired securities             31        194        278
Reductions due to:
         Credit impaired securities fully disposed for which there was
               no prior intent or requirement to sell                              (184)      (520)      (160)
         Credit impaired securities for which there is a current intent or
               anticipated requirement to sell                                       --         --         --
         Accretion on securities previously impaired due to credit (a)             (403)      (422)      (272)
Other                                                                                --          3        (10)
                                                                             ---------- ---------- ----------
Balance, end of year                                                         $    1,585 $    2,126 $    2,775
                                                                             ========== ========== ==========

(a) Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

PURCHASED CREDIT IMPAIRED SECURITIES

The following tables present information on the Company's PCI securities, which are included in bonds available for sale:

<CAPTION
                                                              At Date of
                                                             Acquisition
                                                           ---------------
                                                            (in millions)

Contractually required payments (principal and interest)   $         9,767
Cash flows expected to be collected (a)                              7,764
Recorded investment in acquired securities                           5,065

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                 December 31, 2013    December 31, 2012
                                ------------------    -----------------
                                              (in millions)
Outstanding principal balance   $            5,805    $           4,262
Amortized cost                               3,969                2,794
Fair value                                   4,397                3,189

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                        2013            2012
                                                    ------------    ------------
                                                            (in millions)
Balance, beginning of year                          $      1,734    $      1,695
    Newly purchased PCI securities                           826             486
    Disposals                                                (39)           (175)
    Accretion                                               (258)           (244)
    Effect of changes in interest rate indices               118             (84)
    Net reclassification from (to) non-accretable
     difference, including effects of prepayments            296              56
                                                    ------------    ------------
Balance, end of year                                $      2,677    $      1,734
                                                    ============    ============

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                                    Derivative Assets             Derivative Liabilities
                                                               ----------------------------    ---------------------------
                                                                 Notional          Fair           Notional        Fair
                                                                Amount (a)       Value (b)       Amount (a)      Value (b)
                                                               ------------    ------------    ------------   ------------
                                                                                       (in millions)
December 31, 2013
Derivatives designated as hedging instruments:
     Interest rate contracts                                   $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Total derivatives designated as hedging instruments            $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Derivatives not designated as hedging instruments:
     Interest rate contracts                                   $      5,996    $        691    $      4,125   $        650
     Equity contracts                                                 4,529             187           2,500             --
     Other contracts (c)                                             46,529             105           2,539            403
                                                               ------------    ------------    ------------   ------------
Total derivatives, gross                                       $     57,215           1,088    $      9,297          1,068
                                                               ============    ------------    ============   ------------
     Counterparty netting (d)                                                          (108)                          (108)
     Cash collateral (e)                                                               (378)                           (23)
                                                                                -----------                   ------------
Total derivatives, net                                                                  602                            937
                                                                                -----------                   ------------
Less:  Bifurcated embedded derivatives                                                   95                            403
                                                                                -----------                   ------------
Total derivatives on balance sheets                                             $       507                   $        534
                                                                                ===========                   ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                               Derivative Assets            Derivative Liabilities
                                         ----------------------------    ---------------------------
                                           Notional          Fair          Notional         Fair
                                          Amount (a)       Value (b)      Amount (a)      Value (b)
                                         ------------    ------------    ------------   ------------
                                                              (in millions)
December 31, 2012
Derivatives not designated as
  hedging instruments:
  Interest rate contracts                $      5,159    $      1,284    $      5,687   $      1,146
  Foreign exchange contracts                      108              15             165             43
  Equity contracts                              3,550             117              --             --
  Other contracts (c)                          10,323               2          18,235          1,040
                                         ------------    ------------    ------------   ------------
Total derivatives, gross                 $     19,140           1,418    $     24,087          2,229
                                         ============    ------------    ============   ------------
  Counterparty netting (d)                                       (230)                          (230)
  Cash collateral (e)                                            (433)                             8
                                                         ------------                   ------------
Total derivatives, net                                            755                          2,007
                                                         ------------                   ------------
Less:  Bifurcated embedded derivatives                             --                          1,040
                                                         ------------                   ------------
Total derivatives on balance sheets                      $        755                   $        967
                                                         ============                   ============

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c) Includes primarily bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits. See Notes 2 and 8 for additional information.
(d) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)  Represents cash collateral posted and received.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to economically hedge certain guarantees of specific equity-indexed universal life and annuities and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized capital gains (losses) in the consolidated statements of income:

                                                        2013            2012            2011
                                                    ------------    ------------    ------------
                                                                   (in millions)
Derivatives designated as hedging instruments
   Interest rate contracts                          $        (32)   $         --    $         --
                                                    ------------    ------------    ------------
Total                                               $        (32)   $         --    $         --
                                                    ============    ============    ============
Derivatives not designated as hedging instruments
   Interest rate contracts                          $        (81)   $         (8)   $       (173)
      Foreign exchange contracts                              --             (48)            156
   Equity contracts                                         (448)           (101)            118
   Other contracts                                           714            (514)           (437)
                                                    ------------    ------------    ------------
Total                                               $        185    $       (671)   $       (336)
                                                    ============    ============    ============

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $212 million and $231 million of net derivative assets at December 31, 2013 and 2012, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

The Company enters into various arrangements with VIEs in the normal course of business. The Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. The Company's exposure is generally limited to those interests held.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                                       At December 31,
                                     ---------------------------------------------------------------------------------------
                                              VIE Assets*                VIE Liabilities         Off-Balance Sheet Exposure
                                     ---------------------------   ---------------------------   ---------------------------
                                         2013           2012           2013           2012           2013           2012
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                                                       (in millions)
Castle 1 Trust                       $        515   $        632   $        209   $        324   $         --   $         --
Castle 2 Trust                                440            634             72            274             --             --
Ambrose 2                                   2,072             --             91             --             --             --
Ambrose 3                                   2,198             --             90             --             --             --
Ambrose 5                                   2,613             --            131             --             --             --
Selkirk No. 1 Ltd.                          1,015                           229
Investment in limited partnerships            612            665             33             23             --             --
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total                                $      9,465   $      1,931   $        855   $        621   $         --   $         --
                                     ============   ============   ============   ============   ============   ============

* The assets of each VIE can be used only to settle specific obligations of that VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                             Maximum Exposure to Loss
                                                   --------------------------------------------
                                     Total VIE      On-Balance      Off-Balance
                                       Assets         Sheet           Sheet           Total
                                   ------------    ------------    ------------    ------------
                                                          (in millions)
December 31, 2013
Real estate and investment funds   $      4,321    $        683    $         50    $        733
                                   ------------    ------------    ------------    ------------
Total                              $      4,321    $        683    $         50    $        733
                                   ============    ============    ============    ============
December 31, 2012
Real estate and investment funds   $      5,448    $        779    $         55    $        834
                                   ------------    ------------    ------------    ------------
Total                              $      5,448    $        779    $         55    $        834
                                   ============    ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                                      At December 31,
                                                ------------------------------------------------------------
                                                       Consolidated VIEs             Unconsolidated VIEs
                                                ----------------------------    ----------------------------
                                                    2013            2012            2013            2012
                                                ------------    ------------    ------------    ------------
                                                                        (in millions)
Assets:
    Cash and short-term investments             $        140    $        182    $         --    $         --
    Bonds available for sale                           6,884              --              --              --
    Mortgage loans and other loans receivable          1,015              --              --              --
    Aircraft                                             762             984              --              --
    Other invested assets                                454             513             683             779
    Other asset accounts                                 210             252              --              --
                                                ------------    ------------    ------------    ------------
Total assets                                    $      9,465    $      1,931    $        683    $        779
                                                ============    ============    ============    ============
Liabilities:
    Amounts due to related parties              $         85    $        139    $         --    $         --
    Notes payable - to affiliates, net                   237             142              --              --
    Notes payable - to third parties, net                346              98              --              --
    Other liability accounts                             187             242              --              --
                                                ------------    ------------    ------------    ------------
Total liabilities                               $        855    $        621    $         --    $         --
                                                ============    ============    ============    ============

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Asset Management (US), LLC ("AIG Investments"), an affiliate. The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2013 or 2012.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust and Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and Castle 2 Trust and fully consolidates these entities. See Note 14 herein for additional information on these entities.

Securitization Vehicles

Ambrose

During 2013, the Company entered into three separate securitization transactions for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The securitization transactions involved the Company's transfer of a portfolio of its high grade corporate securities, along with a portfolio of structured securities acquired from AIG, to newly formed special purpose entities, Ambrose 2013-2 ("Ambrose 2"), Ambrose 2013-3 ("Ambrose 3") and Ambrose 2013-5 ("Ambrose 5") (collectively referred to as the "Ambrose entities"). The Ambrose entities issued beneficial interests to the Company in consideration for the transferred securities. The majority of the beneficial interests issued by the Ambrose entities are owned by the Company and it maintains the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

power to direct the activities of the VIEs that most significantly impact their economic performance and bears the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs. Accordingly, the Company consolidates Ambrose 2, Ambrose 3 and Ambrose 5. See
Note 14 herein for additional information on these entities.

Selkirk

During 2013, the Company entered into a securitization transaction in which a portfolio of its commercial mortgage loans were transferred to a special purpose entity, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in two special purpose entities and cash proceeds from the securitized notes issued to third party investors by another special purpose entity. The Company determined that it either controlled or was the primary beneficiary of all of the special purpose entities in the securitization structure, and therefore consolidates all of these entities, including Selkirk No. 1 Ltd, which is a VIE. See Note 14 for additional information on this securitization transaction.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The Company has not included these entities in the tables above, however, the fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $      4,158    $      4,704    $      5,315
    Deferrals                                                    790             584             663
    Accretion of interest/amortization                          (581)           (592)           (722)
    Effect of unlocking assumptions used in
       estimating future gross profits                           105              45              28
    Effect of realized gains on securities                       (37)            (85)           (245)
    Effect of unrealized (gains) losses on securities            661            (498)           (335)
                                                        ------------    ------------    ------------
Balance at December 31                                  $      5,096    $      4,158    $      4,704
                                                        ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Value of business acquired (VOBA) is included in DAC on the consolidated balance sheets. The following table summarizes the activity in value of business acquired:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $        339    $        391    $        443
    Accretion of interest/amortization                           (27)            (15)            (39)
    Effect of unlocking assumptions used in
       estimating future gross profits                            10               5               1
    Effect of realized gains on securities                        (5)            (23)             (5)
    Effect of unrealized (gains) losses on securities             31             (19)             (9)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        348    $        339    $        391
                                                        ============    ============    ============

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $14 million, $19 million, $17 million, $16 million and $16 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)

Balance at January 1                                    $        354    $        555    $        667
    Deferrals                                                     62             112             134
    Accretion of interest/amortization                          (109)           (140)           (167)
    Effect of unlocking assumptions used in
       estimating future gross profits                            65              27               8
    Effect of realized gains on securities                       (13)             (1)            (46)
    Effect of unrealized (gains) losses on securities            143            (199)            (41)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        502    $        354    $        555
                                                        ============    ============    ============

The Company periodically reviews and unlocks estimated gross profit assumptions for investment-oriented products as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2013, unlocking decreased amortization primarily due to updated spread assumptions for fixed annuity products, partially offset by decreases from higher life insurance mortality assumptions and surrender rate assumptions. In 2012, unlocking decreased amortization primarily due to decreased surrenders, partially offset by decreased interest spreads. In 2011, the Company recorded lower amortization primarily due to three unlocking events. First, a refinement was made to the estimated crediting rate. Second, base lapse and withdrawal rates were lowered to reflect recent experience. Third, the future interest spread was modified to incorporate additional spread compression.

8. FUTURE POLICY BENEFITS, POLICYHOLDER CONTRACT DEPOSITS, GUARANTEED BENEFITS AND OTHER POLICYHOLDER FUNDS

FUTURE POLICY BENEFITS

The liability for long duration future policy benefits at December 31, 2013 has been established on the basis of the following assumptions:

o Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 12.5 percent and grade to zero percent.

o Mortality and surrender rates are generally based upon actual experience when the liability is established.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

For the years ended December 31, 2013 and 2012, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $886 million and $807 million, respectively as a consequence of actual loss recognition, and a $61 million strengthening of long-term care reserves in 2012 for updated morbidity assumptions. There was no actual loss recognition recorded in 2011.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposit liabilities were as follows at December 31:

                                      2013             2012
                                  ------------    ------------
                                          (in millions)
Policyholder contract deposits:
   Life Insurance and A&H         $     11,476    $     10,859
   Fixed Annuities                      43,718          45,268
   Retirement Income Solutions           6,093           4,904
   Group Retirement                         32              34
   Institutional Markets                 8,848          11,633
   All other Institutional                 230             227
                                  ------------    ------------
Total                             $     70,397    $     72,925
                                  ============    ============

The products for which reserves are included in policyholder contract deposits at December 31, 2013 had the following characteristics:

o Interest rates credited on deferred annuities, which vary by year of issuance, range from 1.0 percent to, including bonuses, 8.4 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 15.0 percent grading to zero over a period of up to 20 years.

o GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.3 percent to 8.3 percent. The majority of these GICs mature within seven years.

o Interest rates on corporate life insurance products are guaranteed at 3.0 percent and the weighted average rate credited in 2013 was 4.4 percent.

o    The universal life products have credited interest rates of 1.0 percent to
     8.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 8.7 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

Guaranteed Benefits

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either
(a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company's most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent.

Details concerning the Company's GMDB exposure as of December 31 were as follows:

                                                         2013                                2012
                                           ---------------------------------    --------------------------------
                                            Net Deposits        Highest         Net Deposits         Highest
                                               Plus a           Contract           Plus a           Contract
                                              Minimum            Value             Minimum            Value
                                               Return           Attained           Return           Attained
                                           ---------------   ---------------    --------------    --------------
                                                                          ($ in millions)

Account value                              $         20,108  $           14,428 $       13,943    $       13,688
Amount at risk (a)                                      635                 620            955             1,093
Average attained age of contract holders                 65                  67             66                66
Range of guaranteed minimum return rates        0.00%-10.00%                       0.00%-10.00%

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts at the balance sheet date.

The following summarizes the GMDB and GMIB liabilities related to variable annuity contracts:

                             2013           2012
                         ------------    ------------
                                 (in millions)
Balance at January 1     $        401    $        439
Reserve increase                   32              30
Benefits paid                     (55)            (68)
                         ------------    ------------
Balance at December 31   $        378    $        401
                         ============    ============

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2013:

     o Data used was up to 1,000 stochastically generated investment performance scenarios.

     o Mean investment performance assumption ranged from 3.0 to 10.0 percent.

     o    Volatility assumption was 16 percent.

     o For certain products, mortality was assumed to be 50.0 percent to 87.5 percent of the 1994 variable annuity minimum guaranteed death benefit table, adjusted for recent experience. For other products, mortality was assumed to be 85.0 percent to 138.7 percent of the 2012 individual annuity mortality table.

     o Lapse rates vary by contract type and duration and range from zero to 37 percent.

     o The discount rate used ranged from 5.5 percent to 10.0 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMWB and GMAV

Certain of the Company's variable annuity contracts offer optional GMWB and GMAV benefits. The contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments can continue beyond the guaranteed amount. The account value can also fluctuate with equity market returns on a daily basis resulting in increases or decreases in the excess of the guaranteed amount over account value.

The liabilities for GMWB and GMAV, which are recorded in policyholder contract deposits, are accounted for as embedded policy derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other realized capital gains (losses). The fair value of these embedded policy derivatives was a net asset of $89 million at December 31, 2013 and a net liability of $801 million at December 31, 2012. See Note 3 herein for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded policy derivatives. The Company had account values subject to GMWB and GMAV that totaled $23.0 billion and $15.4 billion at December 31, 2013 and 2012, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAV represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. The net amount at risk related to these guarantees was $51 million and $590 million at December 31, 2013 and 2012, respectively. The Company uses derivative instruments to mitigate a portion of the exposure that arises from GMWB and GMAV benefits.

OTHER POLICYHOLDER FUNDS

Participating Insurance

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2013 and 6.7 percent of gross premiums in 2013. Policyholder dividends were $28 million, $35 million and $41 million in 2013, 2012 and 2011, respectively, and are included in policyholder benefits in the consolidated statements of income.

9. REINSURANCE

The Company generally limits its exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single life up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from a reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Reinsurance transactions for the years ended December 31, 2013, 2012 and 2011 were as follows:

                                                                                                  Percentage
                                                    Ceded to       Assumed                        of Amount
                                      Gross         Other        From Other         Net           Assumed
                                      Amount       Companies      Companies         Amount         to Net
                                   ------------   ------------   ------------    ------------   ------------
                                                             (in millions)
December 31, 2013
Life insurance in force            $    796,660   $    103,198   $      2,662    $    696,124           0.38%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,441   $        889   $         22    $      1,574           1.40%
   Accident and health insurance            218             10             --             208           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,659   $        899   $         22    $      1,782           1.23%
                                   ============   ============   ============    ============
December 31, 2012
Life insurance in force            $    793,874   $    108,760   $      2,728    $    687,842           0.40%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,228   $        847   $         21    $      1,402           1.50%
   Accident and health insurance            228             13             (1)            214          -0.47%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        860   $         20    $      1,616           1.24%
                                   ============   ============   ============    ============
December 31, 2011
Life insurance in force            $    785,904   $    117,210   $      3,080    $    671,774           0.46%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,210   $        846   $         22    $      1,386           1.59%
   Accident and health insurance            246             17             --             229           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        863   $         22    $      1,615           1.36%
                                   ============   ============   ============    ============

Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of reinsurance agreements for ceded future policy benefits for life and accident and health insurance contracts. The Company remains liable to the extent that reinsurers do not meet their obligation under the reinsurance contracts, and as a result, the Company regularly evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

Total reinsurance recoverables are included in reinsurance assets on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $110 million and $111 million at December 31, 2013 and 2012, respectively. Reinsurance recoverable on unpaid losses was approximately $74 million and $108 million at December 31, 2013 and 2012, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $658 million, $694 million and $579 million for the years ended 2013, 2012 and 2011, respectively.

The National Association of Insurance Commissioners ("NAIC") Model Regulation "Valuation of Life Insurance Policies" ("Regulation XXX") requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees ("ULSGs"). In addition, NAIC Actuarial Guideline 38 ("Guideline AXXX") clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. The Company manages the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) are ceded to the Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The agreement between the Company and AGC Life also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $73 million, $66 million and $59 million, respectively, representing the risk charge associated with the reinsurance agreement.

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"). The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million in each year and represented the risk charge associated with the reinsurance agreement.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million, $4 million and $3 million, respectively, representing the risk charge associated with the coinsurance agreement.

10. DEBT

The following table lists the Company's total debt outstanding at December 31, 2013 and 2012. The interest rates presented in the following table are the range of contractual rates in effect at year end, including fixed and variable-rates:


                                               Range of                             Balance at           Balance at
                                               Interest                           December 31,           December 31,
Year Ended December 31, 2013                    Rate(s)       Maturity Date(s)        2013                   2012
                                           ----------------   ---------------  ------------------    ------------------
                                                                                            (in millions)
Notes Payable, Affiliates:
     Notes payable of consolidated VIEs      7.00% - 7.60%         2027        $               26    $              142
     Notes payable of consolidated VIEs,
       at fair value                         3.06% - 3.26%         2060                       211                    --
     Debt of consolidated investments        0.00% - 5.77%       various                       23                    --
                                                                               ------------------    ------------------
  Total Notes Payable, Affiliates                                                             260                   142
Notes Payable, Third Party:
     Notes payable of consolidated VIEs      1.33% - 7.00%       various                      346                    98
     FHLB borrowings                         0.50% - 0.54%         2015                        32                    60
                                                                               ------------------    ------------------
  Total Notes Payable, Third Party                                                            378                   158
                                                                               ------------------    ------------------
Total Notes Payable                                                            $              638    $              300
                                                                               ==================    ==================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents maturities of long-term debt, including hedge accounting valuation adjustments and fair value adjustments, when applicable:

                                                                                     Year Ending
                                                         ----------------------------------------------------------------------
December 31, 2013                              Total       2014        2015        2016        2017        2018      Thereafter
                                             --------    --------    --------    --------    --------    --------    ----------
                                                                                (in millions)
Notes Payable, Affiliates:
    Notes payable of consolidated VIEs       $     26    $     --    $     --    $     --    $     --    $     --    $       26
    Notes payable of consolidated VIEs, at
      fair value                                  211          --          --          --          --          --           211
    Debt of consolidated investments               23          --          --          13          --          --            10
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Affiliates                  260          --          --          13          --          --           247
Notes Payable, Third Party:
    Notes payable of consolidated VIEs            346          --          --          --          --          --           346
    FHLB borrowings                                32          --          32          --          --          --            --
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Third Party:                378          --          32          --          --          --           346
                                             --------    --------    --------    --------    --------    --------    ----------
Total Notes Payable                          $    638    $     --    $     32    $     13    $     --    $     --    $      593
                                             ========    ========    ========    ========    ========    ========    ==========

Castle Trust Notes Payable

On September 23, 2003 and January 14, 2004, Castle 1 Trust and Castle 2 Trust, respectively, issued five classes of notes payable. As of December 31, 2013, the balance of the Castle 2 Trust notes was paid in full.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on May 15, 2027 for Castle 1 Trust. Each Trust has the right to make an optional redemption of any class of the notes. Should either Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, each Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 1 Trust and Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 1 Trust, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 1 Trust, Castle 2 Trust, or any other person.

FHLB Borrowings

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

On December 31, 2012, several life insurance companies were merged into the Company. Refer to Note 1 for further discussion. Each of the companies listed below were members in their respective FHLBs. In conjunction with the merger described in Note 1, WNL, AGLA and SALIC withdrew their membership from their respective FHLBs, and their interest in shares of the FHLB stock will be redeemed by the respective FHLBs over time. On May 28, 2013, AGLA's outstanding FHLB of Cincinnati stock was redeemed. The carrying value of the Company's ownership in FHLB stock is reported on the consolidated balance sheets in other invested assets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Company              Domiciliary State       FHLB Bank
--------             -----------------       --------------------
AGL                  Texas                   FHLB - Dallas
WNL                  Texas                   FHLB - Dallas
SALIC                Arizona                 FHLB - San Francisco

At December 31, 2013 and 2012, the fair value of collateral pledged to secure advances was $67 million and $372 million, respectively.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2028. At December 31, 2013, the future minimum lease payments under the operating leases are as follows:

                                                                   (in millions)
2014                                                               $          24
2015                                                                          23
2016                                                                          20
2017                                                                          15
2018                                                                          10
Thereafter                                                                    34
                                                                   -------------
Total                                                              $         126
                                                                   =============

Rent expense was $32 million, $33 million and $34 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The leasing operations of Castle 1 Trust and Castle 2 Trust consist of leasing aircraft under operating leases. At December 31, 2013, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2013, to be received by Castle 1 Trust and Castle 2 Trust under operating leases for the years ended December 31 are as follows:

                                                                   (in millions)
2014                                                             $           103
2015                                                                          77
2016                                                                          49
2017                                                                          33
2018                                                                          18
Thereafter                                                                    15
                                                                 ---------------
Total                                                            $           295
                                                                 ===============

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $526 million and $595 million for the periods ended December 31, 2013 and 2012, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2013, $504 million are currently expected to expire by 2014, based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage Loan Commitments

The Company had $215 million in commitments relating to mortgage loans at December 31, 2013.

Other Commitments

The Company has entered into credit and short-term financing agreements under which the Company agreed to make loans to various affiliates (See Note 15).

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value ("NAV") per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2013.

CONTINGENT LIABILITIES

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. Except as discussed below, the Company believes it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on the Company's results of operations, cash flows and financial position.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $12 million and $17 million for these guaranty fund assessments at December 31, 2013, and 2012, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

The Company recorded an increase of approximately $58 million and $179 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by AGLA (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. TOTAL EQUITY

Capital contributions received by the Company were $368 million, $265 thousand and $16 million in 2013, 2012 and 2011, respectively.

The components of accumulated other comprehensive income are as follows:

                                                                 2013           2012             2011
                                                            ------------    ------------    ------------
                                                                             (in millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $      6,491    $     12,608    $      9,722
   Gross unrealized losses                                        (2,542)           (704)         (2,143)
Net unrealized gains on other invested assets                        897             925             655
Adjustments to DAC, VOBA and deferred sales inducements             (940)         (1,804)         (1,088)
Insurance loss recognition                                           (10)         (2,048)         (1,712)
Foreign currency translation adjustments                               3              12              16
Deferred federal and state income tax expense                     (1,168)         (3,096)         (1,913)
                                                            ------------    ------------    ------------
   Accumulated other comprehensive income                   $      2,731    $      5,893    $      3,537
                                                            ============    ============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                           Unrealized
                              gains
                           (losses) of
                              fixed                          Adjustment to
                            maturity                           deferred
                           investments                          policy
                               on                            acquisition
                              which        Unrealized           costs,
                           other-than        gains             value of
                            temporary       (losses)           business
                             credit          on all          acquired and                       Foreign
                           impairments       other              deferred      Insurance        currency
                              were          invested            sales            loss         translation
                              taken          assets          inducements      recognition      adjustment          Total
                          -------------    -------------   ---------------   -------------    -------------    -------------
                                                                    (in millions)
DECEMBER 31, 2013
Unrealized change
 arising during period     $        461    $      (6,597)   $         885    $       1,152    $          (9)   $      (4,108)
Less: Reclassification
 adjustments included
 in net income                       92            1,726               50             (886)              --              982
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 before income tax
 (expense) benefit                  369           (8,323)             835            2,038               (9)          (5,090)
Less: Income tax
 (expense) benefit                 (127)           3,058             (293)            (713)               3            1,928
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 net of income tax
 (expense) benefit        $         242    $      (5,265)   $         542    $       1,325    $          (6)   $      (3,162)
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2012
Unrealized change
 arising during period     $      1,682    $       1,787    $        (817)   $      (1,143)   $          (4)   $       1,505
Less: Reclassification
 adjustments included
 in net income                      230           (1,356)            (101)            (807)              --           (2,034)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
comprehensive income,
 before income tax
 (expense) benefit                1,452            3,143             (716)            (336)              (4)           3,539
Less: Income tax
 (expense) benefit                 (545)          (1,015)             257              119                1           (1,183)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         907    $       2,128    $        (459)   $        (217)   $          (3)   $       2,356
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2011
Unrealized change
 arising during period     $        616    $       3,082    $        (465)   $      (1,478)   $           3    $       1,758
Less: Reclassification
 adjustments included
 in net income                      291               (5)             (80)              --               --              206
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 before income tax
 (expense) benefit                  325            3,087             (385)          (1,478)               3            1,552
Less: Income tax
(expense) benefit                  (111)          (1,104)             134              519               (1)            (563)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         214    $       1,983    $        (251)   $        (959)   $           2    $         989
                          =============    =============    =============    =============    =============    =============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the consolidated statements of income:

                                                 Amount
                                              Reclassified
                                                   from
                                               Accumulated
                                                  Other
                                              Comprehensive
                                                 Income
                                             ----------------
                                                                  Affected Line Item in the Consolidated
                                                   2013                    Statements of Income
                                             ----------------    ----------------------------------------
                                               (in millions)
Unrealized gains (losses) of fixed
 maturity investments on which other-than
 temporary credit impairments were taken      $          92     Net realized capital gains (losses)
Unrealized gains (losses) on all other
 invested assets                                      1,726     Net realized capital gains (losses)
Adjustment to deferred policy                                   Amortization of deferred policy
 acquisition costs and deferred sales                           acquisition costs and deferred sales
 inducements                                             50     inducements
Insurance loss recognition                             (886)    Policyholder benefits
                                             --------------
Total reclassifications for the period       $          982
                                             ==============

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum dividend payout that may be made in 2014 without prior approval of the TDI is $3.9 billion.

In 2013 and 2012, the Company paid dividends totaling $2.6 billion and $1.9 billion, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

Statutory net income and capital and surplus of AGL were as follows:

At year ended, December 31,                                   2013              2012              2011
--------------------------------------------------------   -------------    -------------    -------------
                                                                         (in millions)
Statutory net income                                       $       3,431    $       3,641    $         924
At December 31:
Statutory capital and surplus                                     12,656           11,515
Aggregate minimum required statutory capital and surplus           2,624            2,636

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                               2013            2012             2011
                           ------------    ------------    ------------
                                           (in millions)
Current                    $         95    $        (21)    $      (345)
Deferred                           (543)           (601)           (368)
                           ------------    ------------    ------------
Total income tax benefit   $       (448)   $       (622)   $       (713)
                           ============    ============    ============

The U.S. statutory income tax rate is 35 percent for 2013, 2012 and 2011. Actual income tax expense (benefit) differs from the statutory U.S. federal amount computed by applying the federal income tax rate for the years ended December 31, due to the following:

                                                         2013             2012             2011
                                                      ------------    ------------    ------------
                                                                      (in millions)
U.S. federal income tax (benefit) at statutory rate   $      1,573    $        845    $        464
Adjustments:
   Valuation allowance                                      (1,999)         (1,457)         (1,225)
   State income tax                                              8              (2)             91
   Dividends received deduction                                (23)            (24)            (27)
   Other                                                        (7)             16             (16)
                                                      ------------    ------------    ------------
Total income tax benefit                              $       (448)   $       (622)   $       (713)
                                                      ============    ============    ============

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                2013             2012
                                                                            -------------    -------------
                                                                                     (in millions)
Deferred tax assets:
    Excess capital losses and other tax carryovers                          $         569    $       3,604
    Basis differential of investments                                               3,014            1,085
    Policy reserves                                                                   577            1,758
    Other                                                                             235              271
                                                                            -------------    -------------
    Total deferred tax assets before valuation allowance                            4,395            6,718
    Valuation allowance                                                            (1,173)          (3,467)
                                                                            -------------    -------------
    Total deferred tax assets                                                       3,222            3,251
Deferred tax liabilities:
    Deferred policy acquisition costs                                              (1,507)          (2,074)
    Net unrealized gains on debt and equity securities available for sale          (1,365)          (3,081)
    State deferred tax liabilities                                                    (21)             (21)
    Capitalized EDP                                                                    (1)              (6)
                                                                            -------------    -------------
    Total deferred tax liabilities                                                 (2,894)          (5,182)
                                                                            -------------    -------------
Net deferred tax asset (liability)                                          $         328    $      (1,931)
                                                                            =============    =============

At December 31, 2013, the Company had no net operating losses carryforwards. At December 31, 2013, the Company had the following foreign tax credit carryovers:

                                                Amount           Year expired
                                           -----------------   -----------------
                                             (in millions)
2005                                       $              1          2015
2006                                                      6          2016
2007                                                      1          2017
2008                                                      2          2018
2009                                                      3          2019
2010                                                      9          2020
2011                                                      7          2021
2012                                                      7          2022
2013                                                      7          2023
                                           ----------------
Total                                      $             43
                                           ================

At December 31, 2013, the Company had the following capital loss carryforwards:

                                                Amount           Year expired
                                           ----------------    -----------------
                                            (in millions)
2009                                       $            885          2014
                                           ================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013, the Company had the following general business credit carryforwards:

                                                Amount           Year expired
                                           -----------------   -----------------
                                            (in millions)
2005                                       $             18          2025
2006                                                      7          2026
2007                                                     90          2027
2008                                                     15          2028
2009                                                     27          2029
2010                                                     38          2030
2011                                                      7          2031
2012                                                      7          2032
2013                                                      8          2033
                                           ----------------
                                           $            217
                                           ================

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

     o the nature, frequency and severity of cumulative financial reporting losses in recent years;

     o the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

     o the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

     o prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2013, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration. Therefore, for the year ended December 31, 2013, the Company released $2,294 million of its deferred tax asset valuation associated with the capital loss carryforwards, of which $1,999 million was allocated to income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may result in a reduction in projected taxable gains and reestablishment of a valuation allowance.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Accounting for Uncertainty in Income Taxes

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                  December 31,
                                                         ----------------------------
                                                             2013            2012
                                                         ------------    ------------
                                                                 (in millions)
Gross unrecognized tax benefits at beginning of period   $         85    $         65
  Increases in tax positions for prior years                        7              20
  Decreases in tax positions for prior years                        0             --
                                                         ------------    ------------
Gross unrecognized tax benefits at end of period         $         92    $         85
                                                         ============    ============

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2013, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

As of December 31, 2013 and 2012, the Company's unrecognized tax benefits, excluding interest and penalties, were $68 million and $67 million, respectively. As of December 31, 2013 and 2012, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $27 million and $11 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2013 and 2012, the Company had accrued $16 million and $18 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2013, 2012 and 2011, the Company recognized an expense of $6 million, $11 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2013 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On March 1, 2013, AIG completed the repurchase of warrants issued to the United States Department of the Treasury ("U.S. Treasury") in 2008 and 2009. The warrants issued in 2008 provided the right to purchase approximately 2.7 million shares of AIG common stock at $50.00 per share, and the warrants issued in 2009 provided the right to purchase up to 150 shares of AIG common stock at $0.00002 per share. AIG and the U.S. Treasury agreed upon a repurchase price of approximately $25 million for the warrants. As a result of AIG's repurchase of these warrants, the U.S. Treasury does not have any residual interest in AIG.

AIG is subject to regulation by the Board of Governors of the Federal Reserve System as a savings and loan holding company. Also, on July 9, 2013, AIG issued a press release announcing the receipt of a notice from the U.S. Treasury that the Financial Stability Oversight Council has made a final determination that AIG should be supervised by the Board of Governors of the Federal Reserve System as a systemically important financial institution pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Additionally, on July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG.

Additional information on AIG is publicly available in AIG's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services Effective January 1, 2013, the Company became the service provider for additional affiliated companies. The Company paid approximately $297 million, $198 million and $278 million for such services in 2013, 2012 and 2011, respectively. Accounts payable for such services were $190 million and $172 million at December 31, 2013 and 2012, respectively. The Company rents facilities and provides services on an allocated cost basis to various affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $805 million, $282 million and $151 million for such services and rent in 2013, 2012 and 2011, respectively. Accounts receivable for rent and services were $91 million and $226 million at December 31, 2013 and 2012, respectively.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $50 million, $39 million and $36 million for the years ended December 31, 2013, 2012 and 2011, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 7 percent, 8 percent and 10 percent of premiums received in 2013, 2012 and 2011, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 16 percent and 14 percent of sales in 2013, 2012 and 2011, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with The United States Life Insurance Company in the City of New York ("USL") (as successor by merger of First SunAmerica Life Insurance Company ("FSA") with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $4 million, $3 million and $2 million in 2013, 2012 and 2011, respectively, and are included in the Company's consolidated statements of income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, VALIC, whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $17 million, $15 million and $14 million in 2013, 2012 and 2011, respectively, and are net of certain administrative costs incurred by VALIC of $5 million, $4 million and $4 million, respectively. The net amounts earned by SAAMCo are included in other revenue in the Company's consolidated statements of income.

Notes of Affiliates

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $201 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $513 million of fixed-rate asset-backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In 2004, the Company purchased 80.1 percent of the non-voting preferred equity issued by Castle 2 Trust for $242 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. In 2004, the Company purchased $60 million of fixed-rate asset-backed notes issued by Castle 2 Trust, which were redeemed in full in 2013. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 2 Trust is consolidated in the Company's financial statements.

Castle 1 Trust recognized impairment losses of $5 million, $4 million and $86 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Castle 2 Trust recognized impairment losses of $8 million, $9 million and $87 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million during 2010. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due December 15, 2020, issued by AGC Life. The Note was redeemed by AGC Life on December 28, 2011. The Company recognized interest income of $7 million on the Note during 2011.

On September 15, 2006, the Company invested $560 million in a 5.57 percent fixed rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH") (formerly known as SunAmerica Financial Group, Inc.), which matured on September 15, 2011. The Company recognized interest income of $22 million on the Note during 2011. Upon maturity, the Company reinvested $300 million in a 5.57 percent Senior Promissory Note due September 30, 2014, issued by AIGLH. Principal payments of $100 million were received on June 29, 2012 and September 30, 2013, reducing the outstanding balance of the inter-company note receivable to $100 million as of September 30, 2013. The Company recognized interest income of $10 million, $16 million and $5 million on the Note during 2013, 2012 and 2011, respectively.

Selkirk

During 2013, the Company transferred a portfolio of its commercial mortgage loans ("CML Portfolio") to a newly formed special purpose entity, Selkirk No. 1 Investments ("SPV1"). The transaction involved the securitization of the transferred loans with the Company retaining a significant (75%) beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in loan-backed and structured securities ("Senior Investment Grade Notes") issued by another newly formed special purpose entity, Selkirk 2013-1 ("SPV2"), an equity interest in SPV1 ("SPV1 Equity Interest") and $230.0 million of cash proceeds from the most senior tranche of securitized notes issued by another SPV, Selkirk No. 1 Limited, to third party investors. The consideration received had an aggregate fair value of approximately $973.4 million. AIG Investments services the CML Portfolio on behalf of SPV1.

The Company determined that it either controlled or was the primary beneficiary of all SPVs in the securitization structure and therefore consolidates all of these SPVs. See Note 6 for additional disclosures related to VIEs. The Senior Investment Grade Notes and the SPVI Equity Interest held by the Company are eliminated in consolidation, while the securitized commercial mortgage loans remain on the Company's consolidated balance sheet. On a consolidated basis, the net change in the Company's balance sheet consisted of additional assets in the form of cash consideration received that was subsequently invested and the liabilities for notes payable to third party investors.

Lighthouse VI

During 2013, the Company, along with VALIC, (collectively, the "Insurers") executed three transactions in which a portfolio of securities ("Transferred Portfolios") was, in each transaction, transferred into a newly established Common Trust Fund ("CTF") in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's representative security account. In each transaction, a portion of the Company's securities ("Exchange Assets") were transferred into the representative security account of VALIC in exchange for other VALIC securities. Only the transfers of the Exchange Assets

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

between the Insurers qualify for derecognition treatment under ASC 860, "Transfers and Servicing," and thus were the only assets derecognized in the transfer of the Transferred Portfolios into the CTFs. The securities received by the Company for the transfers of the Exchange Assets were initially recognized at fair value and will subsequently be carried at accreted value, based on cash flow projections. The Company transferred securities with an aggregate fair value of $7.7 billion into the CTFs for all three transactions and recognized a gain of $250 million on the transfer of the Exchange Assets. AIG Investments manages the portfolio of assets included in the CTFs.

Ambrose Transactions

During 2013, the Company acquired certain financial assets from AIG and subsequently entered into three related securitization transactions with certain affiliates and a third party to enhance its statutory risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG in each transaction consisted of a structured security backed by a portfolio of structured securities ("Repack Note") and were exchanged for an intraday Demand Note which was subsequently extinguished. In each securitization transaction, the Company transferred a portfolio of its high grade corporate securities and the Repack Note to newly formed special purpose entities; Ambrose 2, Ambrose 3 and Ambrose 5, respectively. As consideration for the transferred securities, the Company received beneficial interests in three tranches of structured securities (Class A1, B and X) issued by each Ambrose entity. The Class A1 and B Notes are designed to closely replicate the interest and principal amortization payments of the securities transferred by the Company. The Class X notes were subsequently transferred on the same day to AIG in exchange for cancellation of the Demand Note, described above, which resulted in capital contributions to the Company of $92 million, $121 million and $134 million related to Ambrose 2, Ambrose 3 and Ambrose 5, respectively. Each Ambrose entity also issued a tranche of Class A2 notes to third party investors.

The Ambrose entities each received a capital commitment of up to $300 million each for Ambrose 2 and Ambrose 3, and $400 million for Ambrose 5, from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to the respective Ambrose entity upon demand. AIG indirectly bears the first loss position in each transaction through its ownership of the Class X notes and the capital commitment. AIG Investments manages the portfolio of assets on behalf of each Ambrose entity.

Each Ambrose entity is a VIE and the Company consolidates these three Ambrose entities. See Note 6 for additional disclosures related to VIEs. The Class A1 and Class B structured securities held by the Company are eliminated in consolidation. The Class X notes and the Class A2 notes held by AIG and a third party, respectively, are classified as notes payable. The Ambrose entities elected the fair value option for their Class X notes. On a consolidated basis, the Ambrose transactions resulted in an increase in the Company's assets (Repack Note and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Details of each transaction are as follows:

                                                                     Ambrose 2          Ambrose 3         Ambrose 5
                                                                 -----------------   ---------------    -------------
                                                                                     (in millions)
Date of transaction                                              February 6, 2013    April 10, 2013     July 25, 2013
Combined carrying value of transferred securities and
 Repack Note                                                     $          1,985    $        2,117     $       2,618
Fair value of Class A1 and Class B notes received                           1,933             2,069             2,413
Fair value of Class X notes received                                           67                58                83

American Home and National Union Guarantees

American Home Assurance Company ("American Home") and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), indirect wholly owned subsidiaries of AIG, have terminated the General Guarantee Agreements ("the Guarantees") with respect to prospectively issued policies and contracts issued by the Company. The Guarantees terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Capital Maintenance Agreement

In March 2011, AIG entered into a Capital Maintenance Agreements ("CMAs") with the Company and certain of its insurance company affiliates. Among other things, the CMA provides that AIG will maintain the total adjusted capital of the Company at or above a specified minimum percentage of the Company's projected Company Action Level RBC. The Company and AIG amended and restated the CMA effective as of February 18, 2014, to recharacterize it as a capital surplus agreement and remove the Company's dividend payment requirement. As structured, the CMA contemplates that the specified minimum percentage would be reviewed and agreed upon at least annually. AIG has not made any capital contributions to the Company under the CMA. As of December 31, 2013, the specified minimum RBC percentage was 385 percent.

Financing Agreements

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFG Retirement Services, Inc. ("SAFGRS"), dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. All terms and conditions set forth in the arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 or 2012.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 and 2012.

On September 15, 2006, the Company amended and restated a short-term financial arrangement with SAAH LLC, whereby SAAH LLC has the right to borrow up to $200 million from the Company. There was no outstanding balance under this agreement at December 31, 2013 or 2012.

GIC Assumption

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets, Inc. ("AIG Markets") in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPA"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $1.4 billion and $1.2 billion at December 31, 2013 and 2012, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On February 18, 2014, the CMA between AIG and the Company was recharacterized as a capital support agreement and amended to remove the Company's dividend payment requirement thereunder. The company's specified minimum RBC percentage as set forth in the amended and restated CMA remained at 385 percent.

The Company paid a $1.32 billion dividend to AGC Life on March 28, 2014.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:


     - Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company for the year ended April 30, 2013 are incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-185793) of Variable Annuity Account Five filed on August 28, 2013.



     - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2013, 2012 and 2011 are included in Part B of this Registration Statement.


(b) Exhibits


(1)   Resolutions Establishing Separate Account.................................    2
(2)   Custody Agreements........................................................    2
(3)   (a)  Form of Distribution Contract........................................    2
      (b)  Selling Agreement....................................................    22
(4)   (a)  Variable Annuity Contract............................................    13
      (b)  Optional Death Benefit Enhancement Endorsement.......................    6
      (c)  Guaranteed Minimum Account Value Endorsement.........................    7
      (d)  Guaranteed Minimum Withdrawal Benefit Endorsement....................    8
      (e)  Death Benefit Endorsement............................................    9
      (f)  Purchase Payment Accumulation Optional Death Benefit Endorsement.....    9
      (g)  Maximum Anniversary Value Optional Death Benefit Endorsement.........    9
      (h)  Nursing Home Waiver Endorsement......................................    9
      (i)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    11
      (j)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    12
      (k)  Optional Guaranteed Minimum Withdrawal Benefit For One Life/For Two
           Lives Endorsement....................................................    12
      (l)  Optional Guaranteed Minimum Withdrawal Benefit Endorsement...........    14
      (m)  Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement...    16
      (n)  Form of Optional Guaranteed Living Benefit Endorsement...............    17
      (o)  Form of Optional Guaranteed Living Benefit Endorsement...............    19
      (p)  Form of Optional Guaranteed Living Benefit Endorsement...............    19
      (q)  Form of Return of Purchase Payment Death Benefit Endorsement.........    19
      (r)  Form of Maximum Anniversary Value Optional Death Benefit
           Endorsement..........................................................    19
      (s)  Form of Optional Death Benefit Endorsement...........................    19
      (t)  Form of Extended Legacy Program Guide................................    20
      (u)  Dollar Cost Averaging Endorsement....................................    3
      (v)  Merger Endorsement...................................................    22
      (w)  AGL Optional Guaranteed Living Benefit Extension Data Page
           Endorsement (ASE-6231E (8/13)).......................................    24
(5)   (a)  Application for Contract.............................................    5
      (b)  Participant Enrollment Form..........................................    3
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation of American General
           Life Insurance Company, effective December 31, 1991..................    1
      (b)  Amendment to the Amended and Restated Articles of Incorporation of
           American General Life Insurance Company, effective July 13, 1995.....    4
      (c)  By-Laws of American General Life Insurance Company, restated as of
           June 8, 2005.........................................................    10
(7)   Reinsurance Contract......................................................    Not Applicable
(8)   Material Contracts
      (a)  American Funds Insurance Series and SunAmerica Series Trust Master-
           Feeder Fund Participation Agreement..................................    15
      (b)  Fidelity Variable Insurance Products Trust Fund Participation
           Agreement............................................................    18
      (c)  T. Rowe Price Equity Series, Inc. Fund Participation Agreement.......    18
      (d)  Seasons Series Trust Fund Participation Agreement....................    21
      (e)  SunAmerica Series Trust Fund Participation Agreement.................    21
      (f)  Form of Consents to Assignment of Fund Participation and other
           Agreements...........................................................    22
(9)   Opinion of Counsel and Consent of Depositor...............................    23

(10)  Consents..................................................................    Filed Herewith
(11)  Financial Statements Omitted from Item 23.................................    Not Applicable
(12)  Initial Capitalization Agreement..........................................    Not Applicable
(13)  Other
      (a)  Power of Attorney -- American General Life Insurance Company
           Directors............................................................    24
      (b)  Notice of Termination of Support Agreement...........................    20
      (c)  Capital Maintenance Agreement of American International Group, Inc...    20
      (d)  Amended and Restated Unconditional Capital Maintenance Agreement
           between American International Group, Inc. and American General Life
           Insurance Company....................................................    24
      (e)  Specimen Form of Agreement and Plan of Merger........................    22



--------

1 Incorporated by reference to Initial Registration Statement, File No. 033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.

2 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997,
     Accession No. 0000912057-97-008516.

3 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-08859 and 811-07727, filed on July 27, 1998, Accession No. 0001047469-98-028410.

4 Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.

5 Incorporated by reference to Post-Effective Amendment No. 9, File No. 333-08877, filed on September 25, 2000, Accession No. 0000912057-00-042501.

6 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001,
     Accession No. 0000950148-01-501929.

7 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 12, File Nos. 333-58234 and 811-03859, filed on April 16, 2004,
     Accession No. 0000950148-04-000752.

8 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 26, File Nos. 333-08859 and 811-07727, filed on May 21, 2004, Accession
     No. 0000950148-04-000953.

9 Incorporated by reference Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004, Accession
     No. 0000950129-04-005000.

10 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.

11 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005,
     Accession No. 0000950129-05-009343.

12 Incorporated by reference to Post Effective Amendment No. 32 and Amendment No. 33, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No. 0000950129-06-004661.

13 Incorporated by reference to Initial Registration Statement, File Nos. 333-134870 and 811-07727, filed on June 8, 2006, Accession No. 0000950129-06-
     006136.

14 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 2, File Nos. 333-137860 and 811-07727, filed on February 13, 2007,
     Accession No. 0000950148-07-000035.

15 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-137892 and 811-03892, filed on April 26, 2007,
     Accession No. 0000950148-07-000101.

16 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-137860 and 811-07727, filed on February 4, 2008,
     Accession No. 0000950137-08-001536.

17 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 6, File Nos. 333-137860 and 811-07727, filed on April 29, 2008,
     Accession No. 0000950124-08-002120.

18 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 7, File Nos. 333-137860 and 811-07727, filed on August 25, 2008,
     Accession No. 0000950137-08-011050.

19 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-157199 and 811-03859, filed on April 27, 2009,
     Accession No. 0000950148-09-000059.

20 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
     Accession No. 0000950123-11-040070.




21 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012,
     Accessions No. 0000950123-12-010016.



22 Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-
     12-014430.



23 Incorporated by reference to Initial Registration Statement, File Nos. 333-185793 and 811-07727, filed on January 2, 2013, Accession No. 0000950123-
     12-014451.



24 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-185778 and 811-03859 filed on April 30, 2014.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.


NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR
-----------------------------------------------
Jay S. Wintrob(2)                Director, Chairman, President and Chief Executive
                                 Officer
Thomas J. Diemer                 Director, Senior Vice President and Chief Risk
                                 Officer
Jeffrey M. Farber(5)             Director
Mary Jane B. Fortin              Director, Executive Vice President, Chief
                                 Financial Officer
Deborah A. Gero(2)               Director, Senior Vice President and Chief
                                 Investment Office
Jana W. Greer(3)                 Director and President, Individual Retirement
Stephen A. Maginn(3)             Director and Senior Vice President and Chief
                                 Distribution Officer
James A. Mallon                  Director and President, Life and Accident & Health
Jonathan J. Novak(2)             Director and President, Institutional Markets
Curtis W. Olson(1)               Director and President, Group Benefits
Scheinerman, Robert J            Executive Vice President
Randall W. Epright               Senior Vice President and Chief Information
                                 Officer
Michael P. Harwood               Senior Vice President and Chief Actuary and
                                 Corporate Illustration Actuary
Kyle L. Jennings                 Senior Vice President and Chief Compliance Officer
Christine A. Nixon(2)            Senior Vice President and Chief Legal Officer
Sai Raman(6)                     Senior Vice President, Institutional Markets
Tim W. Still                     Senior Vice President and Chief Operations Officer
Stephen J. Stone(2)              Senior Vice President, Market Risk Management
Jesus C. Zaragoza                Senior Vice President and Deputy Chief Financial
                                 Officer
Steven D. Anderson               Vice President and Controller
Marla S. Campagna(7)             Vice President
Jim A. Coppedge                  Vice President and Assistant Secretary
Julie Cotton Hearne              Vice President and Secretary
John B. Deremo                   Vice President, Distribution
William T. Devanney, Jr.         Vice President and Tax Officer
Gavin D. Friedman(2)             Vice President and Litigation Officer
Manda Ghaferi(2)                 Vice President
Leo W. Grace                     Vice President, Product Filing
Tracey E. Harris                 Vice President, Product Filing
Keith C. Honig(7)                Vice President
David S. Jorgensen               Vice President
Frank Kophamel                   Vice President and Appointed Actuary
Stuart P. Polakov(3)             Vice President
Mallary L. Reznik(2)             Vice President and Assistant Secretary
T. Clay Spires                   Vice President and Tax Officer
Michael E. Treske                Vice President, Distribution
Douglas S. Tymins(7)             Vice President
William C. Wolfe                 Vice President and Treasurer
Melissa H. Cozart                Privacy Officer
Craig M. Long                    Anti-Money Laundering and Office of Foreign Asset
                                 Control Officer
David J. Kumatz(4)               Assistant Secretary
Virginia N. Puzon(2)             Assistant Secretary
Cris Thomas                      Assistant Secretary
Larry E. Blews                   38a-1 Compliance Officer
Timothy Donovan                  Illustration Actuary



--------


   (1) 3600 Route 66, Neptune, NJ 07753

   (2) 1999 Avenue of the Stars, Los Angeles, CA 90067



   (3) 21650 Oxnard Street, Woodland Hills, CA 91367



   (4) 2000 American General Way, Brentwood, TN 37027



   (5) 175 Water Street, New York, NY 10038



   (6) 50 Danbury Road, Wilton, CT 06897



   (7) 777 S. Figueroa Street, Los Angeles, CA 90017


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of American General Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-14-001096, filed on
February 20, 2014. Exhibit 21 is incorporated herein by reference.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2014, the number of Seasons Select II contracts funded by Variable Annuity Account Five was 5,495 of which 3,759 were qualified contracts and 1,736 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29.  PRINCIPAL UNDERWRITER


(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:



    AMERICAN GENERAL LIFE INSURANCE COMPANY


    Variable Separate Account


    Variable Annuity Account One


    Variable Annuity Account Two


    Variable Annuity Account Four


    Variable Annuity Account Five


    Variable Annuity Account Seven


    Variable Annuity Account Nine


    Separate Account A


    Separate Account D


    Separate Account I


    Separate Account II


    Separate Account VA-1


    Separate Account VA-2


    Separate Account VL-R


    Separate Account VUL


    Separate Account VUL-2


    AG Separate Account A

    THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK


    FS Variable Separate Account


    FS Variable Annuity Account One


    FS Variable Annuity Account Two


    FS Variable Annuity Account Five


    Separate Account USL VA-R


    Separate Account USL VL-R


    Separate Account USL A


    Separate Account USL B



    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY


    Separate Account A


    Anchor Series Trust
    Seasons Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.
    SunAmerica Specialty Series

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Rebecca Snider              Chief Compliance Officer
Frank Curran                Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
Stephen A. Maginn(1)        Director, Senior Vice President
William T. Devanney         Vice President, Tax Officer
Michael E. Treske           Chief Distribution Officer, Mutual Funds and
                            Variable Annuities
Kurt W. Bernlohr(3)         Distribution Officer, Group Retirement
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary



     --------


      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.


     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.

     (2) Principal business address is 1999 Avenue of the Stars, Los Angeles, CA 90067-6121.


     (3) Principal business address is 2919 Allen Parkway, Houston, TX 77019.





(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(f)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940


American General Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 28th day of April, 2014.


                                        VARIABLE ANNUITY ACCOUNT FIVE
                                        (Registrant)

                                        BY: AMERICAN GENERAL LIFE INSURANCE
                                            COMPANY
                                            (On behalf of the Registrant and
                                            itself)

                                        BY: /s/ MARY JANE B. FORTIN
                                            ------------------------------------
                                            MARY JANE B. FORTIN
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----
*JAY S. WINTROB                    Chairman of the Board, President       April 28, 2014
-----------------------------        and Chief Executive Officer
JAY S. WINTROB


*THOMAS J. DIEMER                Director, Senior Vice President and      April 28, 2014
-----------------------------             Chief Risk Officer
THOMAS J. DIEMER


*JEFFREY M. FARBER                             Director                   April 28, 2014
-----------------------------
JEFFREY M. FARBER


/s/ MARY JANE B. FORTIN           Director, Executive Vice President      April 28, 2014
-----------------------------        and Chief Financial Officer
*MARY JANE B. FORTIN


*DEBORAH A. GERO                 Director, Senior Vice President and      April 28, 2014
-----------------------------          Chief Investment Officer
DEBORAH A. GERO


*JANA W. GREER                               Director and                 April 28, 2014
-----------------------------     President -- Individual Retirement
JANA W. GREER


*STEPHEN A. MAGINN               Director, Senior Vice President and      April 28, 2014
-----------------------------         Chief Distribution Officer
STEPHEN A. MAGINN


*JAMES A. MALLON                  Director and President -- Life and      April 28, 2014
-----------------------------             Accident & Health
JAMES A. MALLON


*JONATHAN J. NOVAK                           Director and                 April 28, 2014
-----------------------------     President -- Institutional Markets
JONATHAN J. NOVAK


*CURTIS W. OLSON                   Director and President -- Group        April 28, 2014
-----------------------------                  Benefits
CURTIS W. OLSON


*STEVEN D. ANDERSON                 Vice President and Controller         April 28, 2014
-----------------------------
STEVEN D. ANDERSON


/s/ MANDA GHAFERI                          Attorney-In-Fact               April 28, 2014
-----------------------------
*MANDA GHAFERI

                                  EXHIBIT INDEX

EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------
    (10)      Consents